AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON April 17, 2000

                                                              FILE NO. 333-57017
                                                              FILE NO. 811-08821

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             (X)

         POST-EFFECTIVE AMENDMENT NO. 4

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT ACT OF 1940             (X)

         AMENDMENT NO. 5                                                     (X)


                              RYDEX VARIABLE TRUST
               (Exact Name of Registrant as Specified in Charter)

                     c/o 6116 Executive Boulevard, Suite 400
                            Rockville, Maryland 20852
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (301) 468-8520

                              Albert P. Viragh, Jr.
                                      Rydex
                       6116 Executive Boulevard, Suite 400
                            Rockville, Maryland 20852
                     (Name and Address of Agent for Service)

                                   Copies to:

             W. John McGuire                 John H. Grady, Jr., Esq.
             Morgan, Lewis & Bockius LLP     Morgan, Lewis & Bockius LLP
             1800 M Street, N.W.             1701 Market Street
             Washington, D.C. 20036          Philadelphia, PA 19103


  It is proposed that this filing will become effective (check appropriate box):

  ___ Immediately upon filing pursuant to paragraph (b)

   X  On April 30, 2000 pursuant to paragraph (b)
  ---
  ___ 60 days after filing pursuant to paragraph (a)(1)

  ___ On (date) pursuant to paragraph (a)(1)

  ___ 75 days after filing pursuant to paragraph (a)(2)

  ___ On (date) pursuant to paragraph (a)(2) of Rule 485.

      If appropriate, check the following box:

  ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   PROSPECTUS

     1  INTRODUCTION
   ---

     2  NOVA FUND
   ---

     4  URSA FUND
   ---

     6  OTC FUND
   ---

     8  PRECIOUS METALS FUND
   ---

    10  U.S. GOVERNMENT BOND FUND
   ---

    12  U.S. GOVERNMENT MONEY MARKET FUND
   ---

    14  MORE INFORMATION ABOUT FUND INVESTMENTS
   ---    AND RISK

    18  PURCHASING AND REDEEMING SHARES
   ---

    20  MANAGEMENT OF THE FUNDS
   ---

    21  DIVIDENDS, DISTRIBUTIONS, AND TAXES
   ---

    22  FINANCIAL HIGHLIGHTS
   ---

    25  BENCHMARK INFORMATION
   ---

    BC  ADDITIONAL INFORMATION
   ---

MAY 1, 2000

                              RYDEX VARIABLE TRUST

                                   NOVA FUND
                                   URSA FUND
                                    OTC FUND
                              PRECIOUS METALS FUND
                           U.S. GOVERNMENT BOND FUND
                       U.S. GOVERNMENT MONEY MARKET FUND

         6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852
                           800-820-0888  301-468-8520
                               WWW.RYDEXFUNDS.COM

Rydex Variable Trust (the "Trust") is a mutual fund complex with thirty separate investment portfolios (the "Rydex Variable Funds"). This prospectus describes six Funds which are grouped into three categories:

    - BENCHMARK FUNDS -- Nova Fund, Ursa Fund, OTC Fund, and U.S. Government Bond Fund
    - SECTOR FUND -- Precious Metals Fund
    - MONEY MARKET FUND -- U.S. Government Money Market Fund

Shares of the Funds are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity account investors should also review the separate account prospectus prepared by their insurance company.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                            PROSPECTUS  1
                                                                        --------

                  RISK/RETURN INFORMATION COMMON TO THE FUNDS

THE FUNDS' INVESTMENT OBJECTIVES

    Each Fund has a separate investment objective. A general description of the Funds' investment objectives are set forth below:

    - BENCHMARK FUNDS -- Each Benchmark Fund seeks to provide investment results that match the performance of a specific benchmark.

    - SECTOR FUND -- The Precious Metals Fund seeks capital appreciation by investing in companies which operate in the precious metals sector. THE INVESTMENT OBJECTIVE OF THE PRECIOUS METALS FUND IS NON-FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

    - MONEY MARKET FUND -- The U.S. Government Money Market Fund seeks to provide security of principal, high current income and liquidity.

RISKS OF INVESTING IN THE FUNDS

The value of the Funds may fluctuate. In addition, Fund shares:

    - MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

    - ARE NOT FEDERALLY INSURED

    - ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

    - ARE NOT BANK DEPOSITS

    - ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

------
2  PROSPECTUS

                         FUND INFORMATION -- NOVA FUND

FUND OBJECTIVE

    The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500 Index-Registered Trademark- (the "S&P 500 Index").

    If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the S&P 500 Index. When the value of the S&P 500 Index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the Index (e.g., if the S&P 500 Index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

PORTFOLIO INVESTMENT STRATEGY

    Unlike a traditional index fund, as its primary investment strategy, the Fund invests to a significant extent in leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities. Futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS

    The Nova Fund is subject to a number of risks that will affect the value of its shares, including:

    - EQUITY RISK -- The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

    - LEVERAGING RISK -- The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

    - TRACKING ERROR RISK -- The Advisor may not be able to cause the Fund's performance to match the performance of the Fund's benchmark, either on a daily or aggregate basis. Tracking Error may cause the Fund's performance to be less than you expect.

                                                            PROSPECTUS  3
                                                                        --------

FUND PERFORMANCE INFORMATION

NOVA FUND PERFORMANCE

    The bar chart and table below show the performance of the Nova Fund both year-by-year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      NOVA FUND
1999     23.28%
1998     30.06%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.57% (QUARTER ENDED DEC. 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -17.17% (QUARTER ENDED SEPT. 30, 1998).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 1999)(1)
                                                                   NOVA FUND        S&P 500 INDEX(2)
                                                              --------------------------------------
  Past One Year                                                    23.28%                 19.53%
  Since Inception (05/07/97)                                       28.83%                 24.85%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.

------
4  PROSPECTUS

                         FUND INFORMATION -- URSA FUND

FUND OBJECTIVE
    The Ursa Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500 Index.
    If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the S&P 500 Index is decreasing. When the value of the S&P 500 Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the S&P 500 Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY
    Unlike a traditional index fund, the Fund's benchmark is to perform exactly opposite the S&P 500 Index, and the Fund will not own the securities included in the Index. Instead, as its primary investment strategy, the Fund invests to a significant extent in futures contracts and options on securities, futures contracts, and stock indices. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements and sell securities short.

RISK CONSIDERATIONS
    The Ursa Fund is subject to a number of risks that will affect the value of its shares, including:
    - EQUITY RISK -- The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.
    - TRACKING ERROR RISK -- The Advisor may not be able to cause the Fund's performance to match the performance of the Fund's benchmark, either on a daily or aggregate basis. Tracking Error may cause the Fund's performance to be less than you expect.

                                                            PROSPECTUS  5
                                                                        --------

FUND PERFORMANCE INFORMATION

URSA FUND PERFORMANCE
    The bar chart and table below show the performance of the Ursa Fund both year-by-year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      URSA FUND
1999    -15.06%
1998    -21.93%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 9.11% (QUARTER ENDED SEPT. 30, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -16.91% (QUARTER ENDED DEC. 31, 1998).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 1999)(1)
                                                                   URSA FUND        S&P 500 INDEX(2)
                                                              --------------------------------------
  Past One Year                                                  -15.06    %              19.53%
  Since Inception of Continuous Operations (06/10/97)(3)         -19.51    %              22.99%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.
(3) THE FUND COMMENCED CONTINUOUS OPERATIONS ON JUNE 10, 1997. PRIOR TO THAT TIME, DUE TO THE NATURE OF THE FUND'S INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. PERIODS OF OPERATION, INCLUDING RETURNS FOR EACH DISCRETE PERIOD, WERE AS FOLLOWS: MAY 7, 1997 TO MAY 21, 1997 -3.70%; AND MAY 24, 1997 TO JUNE 3, 1997 0.10%.

------
6  PROSPECTUS

                          FUND INFORMATION -- OTC FUND

FUND OBJECTIVE
    The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index-Registered Trademark- (the "NASDAQ 100 Index").
    If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by the amount of the increase in value of the NASDAQ 100 Index. However, when the value of the NASDAQ 100 Index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the Index.

PORTFOLIO INVESTMENT STRATEGY
    The Fund invests principally in securities of companies included in the NASDAQ 100 Index. It also may invest in other instruments whose performance is expected to correspond to that of the Index, and may engage in futures and options transactions. The Fund may also purchase U.S. Government securities and enter into repurchase agreements.

RISK CONSIDERATIONS
    The OTC Fund is subject to a number of risks that will affect the value of its shares, including:
    - EQUITY RISK -- The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.
    - TRACKING ERROR RISK -- The Advisor may not be able to cause the Fund's performance to match the performance of the Fund's benchmark, either on a daily or aggregate basis. Tracking Error may cause the Fund's performance to be less than you expect.

                                                            PROSPECTUS  7
                                                                        --------

FUND PERFORMANCE INFORMATION

OTC FUND PERFORMANCE
    The bar chart and table below show the performance of the OTC Fund both year-by-year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      OTC FUND
1999   101.32%
1998    83.76%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 53.10% (QUARTER ENDED DEC. 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS 0.77% (QUARTER ENDED SEPT. 30, 1998).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 1999)(1)
                                                                  OTC FUND        NASDAQ 100 INDEX-TM- (2)
                                                              --------------------------------------------
  Past One Year                                                    101.32%                 101.95%
  Since Inception (05/07/97)                                       67.70%                   69.89%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE NASDAQ 100 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF OTC MARKET PERFORMANCE.

------
8  PROSPECTUS

                    FUND INFORMATION -- PRECIOUS METALS FUND

FUND OBJECTIVE

    The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services ("Precious Metals Companies").

PORTFOLIO INVESTMENT STRATEGY

    The Fund invests substantially all of its assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

    The Precious Metals Fund is subject to a number of risks that will affect the value of its shares, including:

    - EQUITY RISK -- The equity markets are volatile, and the value of the Fund's equity securities and any futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

    - PRECIOUS METALS CONCENTRATION RISK -- The risk that the relatively few securities of issuers in the precious metals sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/ or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

    - FOREIGN INVESTING RISK -- Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could effect investment in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies.

                                                            PROSPECTUS  9
                                                                        --------

FUND PERFORMANCE INFORMATION

PRECIOUS METALS FUND PERFORMANCE

    The bar chart and table below show the performance of the Precious Metals Fund both year-by-year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future. Prior to October 1, 1999, the Precious Metals Fund's objective was to provide investment results that corresponded to a benchmark for precious metals-related securities.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      PRECIOUS METALS FUND
1999                -3.58%
1998               -17.24%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 13.22% (QUARTER ENDED SEPT. 30, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -13.80% (QUARTER ENDED DEC. 31, 1999).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 1999)(1)
                                                        PRECIOUS METALS FUND   S&P 500 INDEX(2)   XAU INDEX(3)
                                                        ------------------------------------------------------
  Past One Year                                                 -3.58%                19.53%           4.62%
  Since Inception (05/29/97)                                   -20.04%                23.84%         -15.82%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.
(3) THE XAU INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF PRECIOUS METALS SECTOR PERFORMANCE.

------
10  PROSPECTUS

                 FUND INFORMATION -- U.S. GOVERNMENT BOND FUND

FUND OBJECTIVE
    The U.S. Government Bond Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the Long Treasury Bond.
    If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond.

PORTFOLIO INVESTMENT STRATEGY
    The Fund invests principally in U.S. Government securities and in leveraged instruments, such as certain futures and options contracts. Some of the Fund's U.S. Government securities, or cash equivalents, will be used to collateralize these futures and options. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark. In addition, the Fund may enter into transactions involving zero coupon U.S. Treasury bonds and repurchase agreements.

RISK CONSIDERATIONS
    The U.S. Government Bond Fund is subject to a number of risks that will affect the value of its shares, including:
    - FIXED INCOME RISK -- The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.
    - LEVERAGING RISK -- The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

    - TRACKING ERROR RISK -- The Advisor may not be able to cause the Fund's performance to match the performance of the Fund's benchmark, either on a daily or aggregate basis. Tracking Error may cause the Fund's performance to be less than you expect.

                                                            PROSPECTUS  11
                                                                        --------

FUND PERFORMANCE INFORMATION

U.S. GOVERNMENT BOND FUND PERFORMANCE

    The bar chart and table below show the performance of the U.S. Government Bond Fund both year-by-year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      U.S. GOVERNMENT BOND FUND
1999                    -20.45%
1998                     12.86%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 10.08% (QUARTER ENDED SEPT. 30, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -9.62% (QUARTER ENDED MARCH 31, 1999).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 1999)(1)
                                                    U.S. GOVERNMENT BOND FUND   LEHMAN LONG TREASURY INDEX(2)
                                                    ---------------------------------------------------------
  Past One Year                                              -20.45%                                   -8.70%
  Since Inception of Continuous Operations
  (08/18/97)(3)                                               -0.53%                                    5.14%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE LEHMAN LONG TREASURY INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE.
(3) THE FUND COMMENCED CONTINUOUS OPERATIONS ON AUGUST 18, 1997. PRIOR TO THAT TIME, DUE TO THE NATURE OF THE FUND'S INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. PERIODS OF OPERATION, INCLUDING RETURNS FOR EACH DISCRETE PERIOD, WERE AS FOLLOWS: MAY 29, 1997 TO JUNE 5, 1997 1.50%; JUNE 24, 1997 TO JULY 14, 1997 2.20%; AND JULY 29, 1997 TO
    AUGUST 12, 1997 -3.30%.

------
12  PROSPECTUS

             FUND INFORMATION -- U.S. GOVERNMENT MONEY MARKET FUND

FUND OBJECTIVE

    The U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

PORTFOLIO INVESTMENT STRATEGY
    The U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund operates under SEC rules, which impose certain liquidity, maturity and diversification requirements. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

RISK CONSIDERATIONS
    The U.S. Government Money Market Fund is subject to the following risks that will potentially affect the value of its shares:
    - INTEREST RATE RISK -- Interest Rate Risk involves the potential for decline in the rate of dividends the Fund pays in the event of declining interest rates.
    - STABLE PRICE PER SHARE RISK -- The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. ALTHOUGH THE FUND IS MANAGED TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO GUARANTEE THAT THE PRICE WILL BE CONSTANTLY MAINTAINED, AND IT IS POSSIBLE TO LOSE MONEY.

                                                            PROSPECTUS  13
                                                                        --------

FUND PERFORMANCE INFORMATION

U.S. GOVERNMENT MONEY MARKET FUND PERFORMANCE
    The bar chart and table below show the performance of the U.S. Government Money Market Fund both year-by-year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      U.S. GOVERNMENT MONEY MARKET FUND
1999                              3.92%
1998                              2.22%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 1.09% (QUARTER ENDED DEC. 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS 0.64% (QUARTERS ENDED MARCH 31, 1998 AND JUNE 30, 1998).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 1999)(1)
                                                               U.S. GOVERNMENT
                                                              MONEY MARKET FUND
                                                                     ----
  Past One Year                                                      3.92%
  Since Inception (05/07/97)                                         3.41%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

YIELD - As of December 31, 1999, the current yield of the Fund was 4.16%.

------
14  PROSPECTUS

                MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

THE BENCHMARK FUNDS' INVESTMENT OBJECTIVES

    Each Benchmark Fund's objective is to provide investment results that match the performance of a specific benchmark. The current benchmark used by each Fund is set forth below:


                    FUND                                                BENCHMARK
 NOVA FUND                                     150% OF THE PERFORMANCE OF THE S&P 500
                                               INDEX-REGISTERED TRADEMARK- (SPX)
 URSA FUND                                     INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500
                                               INDEX-REGISTERED TRADEMARK- (SPX)
 OTC FUND                                      100% OF THE PERFORMANCE OF THE NASDAQ 100
                                               INDEX-REGISTERED TRADEMARK- (NDX)
 U.S. GOVERNMENT BOND FUND                     120% OF THE PRICE MOVEMENT OF THE LONG TREASURY BOND

A BRIEF GUIDE TO THE BENCHMARKS.

THE S&P 500 INDEX. The S&P 500 Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis.

THE NASDAQ 100 INDEX. The NASDAQ 100 Index is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System.

THE LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury bond is 30 years.

ADVISOR'S INVESTMENT STRATEGY IN MANAGING THE FUNDS

BENCHMARK FUND. In managing the Benchmark Funds, the Advisor uses a "passive" investment strategy to manage each Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor's primary objective is to match the performance of each Fund's benchmark as closely as possible on a daily basis. The Advisor uses quantitative analysis techniques to structure each Fund to obtain the highest correlation to its particular benchmark. The Advisor does not engage in temporary defensive investing, keeping each Fund's assets fully invested in all market environments. The Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

The Advisor may pursue the Funds' investment objectives by utilizing leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices. In addition, the Advisor will regularly utilize short selling techniques designed to help the Ursa Fund's performance to inversely correlate to the performance of the S&P 500 Index.

                                                            PROSPECTUS  15
                                                                        --------

SECTOR FUND. In managing the Precious Metals Fund, the Advisor's investment team employs a quantitative model that considers a number of factors. To develop a liquid portfolio of stocks that adequately represents the precious metals market sector, the Advisor applies filters to the broad universe of stocks of issuers that are "principally engaged" in business activities in that industry sector. Specifically, the Advisor's investment process screens stocks primarily based on liquidity, market capitalization, and correlation relative to the entire industry sector. The Advisor also may consider other factors.

The Advisor monitors the Precious Metals Fund's portfolio on an ongoing basis, and adds or deletes stocks from the portfolio as needed.

After constructing a portfolio for the Precious Metals Fund, the Advisor may utilize futures contracts and options to leverage the Fund's exposure to the relevant business sector. The use of leverage will result in the Fund being exposed to its relevant business sector with more than 100% of its total assets.

Each business sector typically consists of numerous industries. For purposes of the Advisor's investment methodology and the policies for the Fund, a company is considered to be "principally engaged" in a designated business activity in a particular economic sector if at least 50% of its assets, gross income, or net profits are committed to, or derived from, that activity. If a question exists as to whether a company meets these standards, the Advisor will determine whether the company's primary business is within the business sector designated for investment by the Fund.

RISKS OF INVESTING IN THE FUNDS

    As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK (NOVA, URSA, OTC, AND PRECIOUS METALS FUNDS) -- The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. This price volatility is the principal risk of investing in equity securities. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

------
16  PROSPECTUS

NON-DIVERSIFICATION RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) -- Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

FIXED INCOME RISK (U.S. GOVERNMENT BOND FUND) -- The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

TRACKING ERROR RISK (BENCHMARK FUNDS) -- While the Funds do not expect returns to deviate significantly from their respective benchmarks on a daily basis, certain factors may affect their ability to achieve close correlation. These factors may include Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage. The cumulative effect of these factors may over time cause the Funds' returns to deviate from their respective benchmarks on an aggregate basis. The magnitude of any tracking error may be affected by a higher portfolio turnover rate.

TRADING HALT RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET) -- The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, a Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FUTURES AND OPTIONS RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) -- The Funds will invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related

                                                            PROSPECTUS  17
                                                                        --------

purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

    FUTURES CONTRACTS -- Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

    OPTIONS -- The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

The risks associated with the Funds' use of futures and options contracts include:

    - A Fund may experience losses over certain ranges in the market that exceed losses experienced by a fund that does not use futures contracts and options.

    - There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

    - Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures contracts at a time which is advantageous.

    - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

    - Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

SHORT SALES RISK (URSA FUND) -- Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price

------
18  PROSPECTUS

between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

PORTFOLIO TURNOVER RATE RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET
FUND) -- The Trust anticipates that investors that are part of a tactical asset-allocation strategy will frequently redeem or exchange shares of a Fund, which will cause that Fund to experience high portfolio turnover. A higher portfolio turnover rate may result in a Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

INDUSTRY CONCENTRATION RISK (PRECIOUS METALS FUND) -- None of the Benchmark Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; EXCEPT THAT, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the OTC Fund's benchmark -- the NASDAQ 100 Index -- is concentrated in technology companies. The Precious Metals Fund invests in the securities of a limited number of issuers conducting business in the precious metals industry and therefore is concentrated in that industry. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry is that a Fund will be more susceptible to the risks that are associated with those issuers (or that industry) than a fund that does not concentrate its investments.

EARLY CLOSING RISK (OTC AND PRECIOUS METALS FUNDS) -- The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotations system ("NASDAQ") and the New York Stock Exchange ("NYSE") is 4:00 P.M., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

FOREIGN INVESTING RISK (PRECIOUS METALS FUND) -- Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investments in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies.

                        PURCHASING AND REDEEMING SHARES

    Shares are offered continuously, and may be purchased on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance

                                                            PROSPECTUS  19
                                                                        --------

of holidays generally observed by participants in these markets), or as permitted by the Securities and Exchange Commission ("SEC"), the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

    Shares of each Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net Contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

    All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, and as permitted by the SEC, the right of redemption may be suspended, or the date of payment postponed: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists so that disposal of Fund investments or the determination of net asset value per share ("NAV") is not reasonably practicable; or (3) for such other periods as the SEC, by order, may permit for protection of fund investors. In cases where NASDAQ, the CME, Chicago Board Options Exchange ("CBOE") or the CBOT, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right of redemption to be suspended.

NET ASSET VALUE

    The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after the Trust receives your redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and
(3) dividing that amount by the total number of shares owned by shareholders. For most Funds, the NAV is calculated once each Business Day after the close of the NYSE (currently, 4:00 p.m., Eastern Time). The NAV of the U.S. Government Bond Fund is determined each Business Day as of the close of normal trading on the CBOT (normally 3:00 P.M., Eastern Time). If the exchange or market where a Fund's securities or other investments are primarily traded closes early, the NAV may be calculated earlier in accordance with the policies set forth in the Funds' SAI.

    TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

------
20  PROSPECTUS

                            MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR

    Rydex Global Advisors (the "Advisor"), 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

    The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 1999, based on the average daily net assets for each Fund, as set forth below:

FUND                                                          ADVISORY FEE
--------------------------------------------------------------------------
Nova                                                              .75%
Ursa                                                              .90%
OTC                                                               .75%
Precious Metals                                                   .75%
U.S. Government Bond                                              .50%
U.S. Government Money Market                                      .50%

    The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGEMENT

    The portfolio manager of the Ursa Fund and the OTC Fund is Michael P. Byrum, who is a Vice President and the Advisor's senior portfolio manager. Prior to joining the Advisor as a portfolio manager in July 1993, Mr. Byrum worked as an investor representative with MMA.

    The portfolio manager of the Nova Fund is Thomas Michael, who joined the Advisor as a portfolio manager in March 1994. From 1992 to February 1994, Mr. Michael was a financial markets analyst at Cedar Street Investment Management Co., of Chicago, Illinois, an institutional consulting

                                                            PROSPECTUS  21
                                                                        --------

firm specializing in developing hedging and speculative strategies in stock index futures contracts and U.S. Treasury bond futures contracts.

    The Precious Metals Fund is managed by a team and no one person is responsible for making investment decisions for the Fund.

    The portfolio manager of the U.S. Government Bond Fund is Anne H. Ruff, who joined the Advisor as a portfolio manager in August 1996. From 1989 to 1995, Ms. Ruff worked as a portfolio manager for United Services Life Insurance Company in Arlington, Virginia, where she managed $2.5 billion in fixed-income portfolios.

                      DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

    Income dividends and capital gain distributions are paid at least annually by each of the Funds, except the U.S. Government Money Market and the U.S. Government Bond Funds, which declare and pay dividends daily to the insurance company. The Trust may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

    Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to Shareholders. A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes.

    In addition to qualifying for special tax treatment as a regulated investment company, the Funds intend to meet special diversification requirements of the Internal Revenue Code (the "Code") in order to assure insurance companies that their variable annuity and variable life contracts qualify as insurance under the Code.

------
22  PROSPECTUS

                              FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Funds' financial performance for the period of each Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On November 2, 1998, the Trust acquired all of the assets and liabilities (other than liabilities relating to insurance charges) of Rydex Advisor Variable Annuity Account (the "Separate Account") and the subaccounts of the Separate Account (the "Subaccounts"). The information provided below for periods ending prior to and including December 31, 1997, which relates to the Subaccounts, has been audited by PricewaterhouseCoopers LLP. The information for subsequent periods has been audited by Deloitte & Touche LLP. The Reports of Independent Accountants for each such period along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. Our 1999 Annual Report is available upon request and without charge by calling 1-301-468-8520 collect. The 1999 Annual Report is incorporated by reference in the SAI.

FINANCIAL HIGHLIGHTS

                                                    NOVA                                            URSA
                                --------------------------------------------    --------------------------------------------
                                    YEAR            YEAR           PERIOD           YEAR            YEAR          JUNE 10,
                                   ENDED           ENDED           ENDED           ENDED           ENDED          1997 TO
                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                    1999            1998           1997*            1999            1998           1997+
                                ------------    ------------    ------------    ------------    ------------    ------------
Per Share Operating
 Performance:++
Net Asset Value -- Beginning
 of Period..................      $ 15.88         $ 12.21         $ 10.00         $  6.30          $ 8.07          $ 9.36
                                  -------         -------         -------         -------          ------          ------
  Net Investment Income
   (Loss)...................          .49             .04             .07             .20             .06            (.01)
  Net Realized and
   Unrealized Gains (Losses)
   on Securities............         3.10            3.63            2.14           (1.15)          (1.83)          (1.28)
  Net Increase (Decrease) in
   Net Asset Value Resulting
   from Operations..........         3.59            3.67            2.21            (.95)          (1.77)          (1.29)
  Dividends to Shareholders
   from Net Investment
   Income...................         (.01)            .00             .00             .00             .00             .00
  Distributions (from
   capital gains)...........         (.89)            .00             .00             .00             .00             .00
                                  -------         -------         -------         -------          ------          ------
  Net Increase (Decrease) in
   Net Asset Value..........         2.69            3.67            2.21            (.95)          (1.77)          (1.29)
                                  -------         -------         -------         -------          ------          ------
Net Asset Value -- End of
 Period.....................      $ 18.57         $ 15.88         $ 12.21         $  5.35          $ 6.30          $ 8.07
                                  =======         =======         =======         =======          ======          ======
Total Investment Return.....        23.28%          30.06%                         (15.06)%        (21.93)%
Ratios to Average Net Assets
  Gross Expenses............         1.55%           3.26%           9.09%**         1.73%           3.76%           9.21%**
  Net Expenses..............         1.55%           3.22%           2.80%**         1.73%           3.59%           2.90%**
  Net Investment Income
   (Loss)...................         2.90%           0.27%           0.91%**         3.34%           0.89%          (0.27)%**
Supplementary Data:
Portfolio Turnover
 Rate***....................            0%              0%            178%              0%              0%              0%
Net Assets, End of Period
 (000's omitted)............      $92,922         $29,258         $10,448         $32,310          $5,509          $2,879

                                         URSA
                              --------------------------
                                MAY 24,        MAY 7,
                                1997 TO        1997 TO
                                JUNE 3,        MAY 21,
                                 1997+         1997+*
                              -----------    -----------
Per Share Operating
 Performance:++
Net Asset Value -- Beginning
 of Period..................    $ 9.57         $ 10.00
                                ------         -------
  Net Investment Income
   (Loss)...................       .00            (.04)
  Net Realized and
   Unrealized Gains (Losses)
   on Securities............       .01            (.33)
  Net Increase (Decrease) in
   Net Asset Value Resulting
   from Operations..........       .01            (.37)
  Dividends to Shareholders
   from Net Investment
   Income...................       .00             .00
  Distributions (from
   capital gains)...........       .00             .00
                                ------         -------
  Net Increase (Decrease) in
   Net Asset Value..........       .01            (.37)
                                ------         -------
Net Asset Value -- End of
 Period.....................    $ 9.58         $  9.63
                                ======         =======
Total Investment Return.....
Ratios to Average Net Assets
  Gross Expenses............     85.10%**        13.62%**
  Net Expenses..............      2.90%**         2.90%**
  Net Investment Income
   (Loss)...................      2.76%**       (10.05)%**
Supplementary Data:
Portfolio Turnover
 Rate***....................         0%              0%
Net Assets, End of Period
 (000's omitted)............    $   --         $    --

------------

*     COMMENCEMENT OF OPERATIONS: NOVA AND URSA -- MAY 7, 1997

**    ANNUALIZED

***    PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
     SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+     DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS
     WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS GREATER THAN ZERO.

++    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

                                                            PROSPECTUS  23
                                                                        --------

FINANCIAL HIGHLIGHTS

                                                 U.S. GOVERNMENT
                                                   MONEY MARKET                                  OTC
                                     ----------------------------------------  ----------------------------------------
                                      YEAR ENDED    YEAR ENDED   PERIOD ENDED   YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                     DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                         1999          1998         1997*          1999          1998         1997*
                                     ------------  ------------  ------------  ------------  ------------  ------------
Per Share Operating Performance:++
Net Asset Value -- Beginning of
  Period...........................    $  1.00       $ 10.32       $ 10.00       $  19.57      $  10.65      $ 10.00
                                       -------       -------       -------       --------      --------      -------
Net Investment Income (Loss).......        .04           .08           .31           (.33)         (.40)        (.09)
  Net Realized and Unrealized Gains
   (Losses) on Securities..........        .00           .00           .01          19.88          9.32          .74
                                       -------       -------       -------       --------      --------      -------
  Net Increase (Decrease) in Net
   Asset Value Resulting from
   Operations......................        .04           .08           .32          19.55          8.92          .65
  Dividends to Shareholders from
   Net Investment Income...........       (.04)         (.01)          .00            .00           .00          .00
  Distributions (from capital
   gains)..........................        .00           .00           .00           (.60)          .00          .00
  Adjustment due to
   Reorganization..................        .00         (9.39)          .00            .00           .00          .00
                                       -------       -------       -------       --------      --------      -------
  Net Increase (Decrease) in Net
   Asset Value.....................         --         (9.32)          .32          18.95          8.92          .65
                                       -------       -------       -------       --------      --------      -------
Net Asset Value -- End of Period...    $  1.00       $  1.00       $ 10.32       $  38.52      $  19.57      $ 10.65
                                       =======       =======       =======       ========      ========      =======
Total Investment Return............       3.92%         2.22%                      101.32%        83.76%
Ratios to Average Net Assets
  Gross Expenses...................       1.39%         2.99%         6.82%**        1.55%         2.96%        9.07%**
  Net Expenses.....................       1.39%         2.67%         2.20%**        1.55%         2.96%        2.80%**
  Net Investment Income (Loss).....       3.64%         2.61%         3.34%**       (1.24)        (2.67)%      (1.22)%**
Supplementary Data:
  Portfolio Turnover Rate***.......          0%            0%            0%           953%        1,077%         450%
  Net Assets, End of Period
   (000's omitted).................    $99,396       $40,971       $17,903       $373,458      $ 22,038      $ 2,367


                                                 PRECIOUS METALS
                                     ----------------------------------------
                                      YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                     DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                         1999          1998         1997*
                                     ------------  ------------  ------------
Per Share Operating Performance:++
Net Asset Value -- Beginning of
  Period...........................    $   5.81      $   7.02      $ 10.00
                                       --------      --------      -------
Net Investment Income (Loss).......        (.07)         (.16)        (.11)
  Net Realized and Unrealized Gains
   (Losses) on Securities..........        (.14)        (1.05)       (2.87)
                                       --------      --------      -------
  Net Increase (Decrease) in Net
   Asset Value Resulting from
   Operations......................        (.21)        (1.21)       (2.98)
  Dividends to Shareholders from
   Net Investment Income...........        (.17)          .00          .00
  Distributions (from capital
   gains)..........................         .00           .00          .00
  Adjustment due to
   Reorganization..................         .00           .00          .00
                                       --------      --------      -------
  Net Increase (Decrease) in Net
   Asset Value.....................        (.38)        (1.21)       (2.98)
                                       --------      --------      -------
Net Asset Value -- End of Period...    $   5.43      $   5.81      $  7.02
                                       ========      ========      =======
Total Investment Return............       (3.58)       (17.24)%
Ratios to Average Net Assets
  Gross Expenses...................        2.17%         3.39%        9.76%**
  Net Expenses.....................        2.17%         3.23%        2.80%**
  Net Investment Income (Loss).....       (1.39)%       (2.31)%      (2.19)%**
Supplementary Data:
  Portfolio Turnover Rate***.......       1,239%        1,739%         914%
  Net Assets, End of Period
   (000's omitted).................    $  6,992      $  2,695      $   518

------------

* COMMENCEMENT OF OPERATIONS: U.S. GOVERNMENT MONEY MARKET AND OTC -- MAY 7, 1997; PRECIOUS METALS -- MAY 29, 1997

**    ANNUALIZED

***    PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
     SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

++    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

------
24  PROSPECTUS

FINANCIAL HIGHLIGHTS

                                                                              U.S. GOVERNMENT BOND
                                                ---------------------------------------------------------------------------------
                                                                                 AUGUST 18,      JULY 29,     JUNE 24,    MAY 29,
                                                 YEAR ENDED      YEAR ENDED       1997 TO        1997 TO      1997 TO     1997 TO
                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    AUGUST 12,    JULY 14,    JUNE 5,
                                                    1999            1998           1997+          1997+        1997+      1997+*
                                                ------------    ------------    ------------    ----------    --------    -------
Per Share Operating Performance:++
Net Asset Value -- Beginning of Period......      $ 13.28         $ 11.82          $10.70         $10.92       $10.44     $10.00
                                                  -------         -------          ------         ------       ------     ------
  Net Investment Income.....................          .41             .24             .15            .02          .10        .00
  Net Realized and Unrealized Gains (Losses)
   on Securities............................        (3.09)           1.28             .97           (.38)         .13        .15
                                                  -------         -------          ------         ------       ------     ------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations................        (2.68)           1.52            1.12           (.36)         .23        .15
  Dividends to Shareholders from Net
   Investment Income........................         (.43)           (.06)            .00            .00          .00        .00
  Distributions (from capital gains)........          .00             .00             .00            .00          .00        .00
                                                  -------         -------          ------         ------       ------     ------
  Net Increase (Decrease) in Net Asset
   Value....................................        (3.11)           1.46            1.12           (.36)         .23        .15
                                                  -------         -------          ------         ------       ------     ------
Net Asset Value -- End of Period............      $ 10.17         $ 13.28          $11.82         $10.56       $10.67     $10.15
                                                  =======         =======          ======         ======       ======     ======
Total Investment Return.....................       (20.45)%         12.86%
Ratios to Average Net Assets
  Gross Expenses............................         1.52%           2.71%           8.47%**       49.63%**     12.68%**    5.43%**
  Net Expenses..............................         1.52%           2.71%           2.40%**        2.40%**      2.40%**    2.40%**
  Net Investment Income.....................         3.55%           1.92%           3.49%**        3.80%**      7.94%**    1.86%**
Supplementary Data:
  Portfolio Turnover Rate***................        1,611%          1,463%            761%             0%           0%         0%
  Net Assets, End of Period
   (000's omitted)..........................      $ 1,136         $ 4,973          $  892         $   --       $   --     $   --

------------

*     COMMENCEMENT OF OPERATIONS: U. S. GOVERNMENT BOND -- MAY 29, 1997

**    ANNUALIZED

***    PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
     SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+     DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS
     WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS GREATER THAN ZERO.

++    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

                                                            PROSPECTUS  25
                                                                        --------

BENCHMARK INFORMATION

NEITHER THE NOVA FUND NOR THE URSA FUND IS SPONSORED, ENDORSED, SOLD, OR PROMOTED BY STANDARD & POOR'S CORP. (S&P); AND THE OTC FUND IS NOT SPONSORED, ENDORSED, SOLD, OR PROMOTED BY NASDAQ OR ANY OF NASDAQ'S AFFILIATES (NASDAQ AND ITS AFFILIATES HEREINAFTER COLLECTIVELY REFERRED TO AS "NASDAQ").

NEITHER THE S&P NOR THE NASDAQ MAKE ANY REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBER OF THE PUBLIC, REGARDING THE ADVISABILITY OF INVESTING IN INDEX FUNDS OR THE ABILITY OF THE S&P 500 INDEX-Registered Trademark- AND THE NASDAQ 100 INDEX-Registered Trademark-, RESPECTIVELY, TO TRACK GENERAL STOCK MARKET PERFORMANCE.

NEITHER THE S&P NOR THE NASDAQ GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX-Registered Trademark- AND THE NASDAQ 100
INDEX-Registered Trademark-, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN.

NEITHER THE S&P NOR THE NASDAQ MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX-Registered Trademark-, THE NASDAQ 100 INDEX-Registered Trademark-, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN.

NEITHER THE S&P NOR THE NASDAQ MAKE ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE S&P 500 INDEX-Registered Trademark-, THE NASDAQ 100 INDEX-Registered Trademark-, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN.

Additional information about the Funds is included in a Statement of Additional
    Information dated May 1, 2000 (the "SAI"), which contains more detailed information about the Funds. The SAI has been filed with the Securities and
     Exchange Commission ("SEC") and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains a web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-800-SEC-0330).
 You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
                              publicinfo@sec.gov.

  You may obtain a copy of the SAI or the annual or semi-annual reports of the Trust without charge by calling 1-301-468-8520 collect or by writing to Rydex
  Variable Trust, at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852. Additional information about the investments of the Funds is available in the annual and semi-annual reports. Also, in the annual report of the Trust, you will find a discussion of the market conditions and investment strategies that significantly affected performance during the last fiscal year.

--------------------------------------------------------------------------------

       NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN
CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION
   OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY
               JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

                               THE TRUST'S SEC REGISTRATION NUMBER IS 811-08821.

                                   PROSPECTUS

                              RYDEX VARIABLE TRUST

                                 BENCHMARK FUNDS
                                  SECTOR FUNDS

         6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852
                           1-800-820-0888 301-468-8520

                               WWW.RYDEXFUNDS.COM


     Rydex Variable Trust (the "Trust") is a no-load mutual fund complex with thirty separate investment portfolios (the "Funds"). This prospectus describes eighteen Funds, which are grouped into two categories:


     -    BENCHMARK FUNDS - Arktos Fund and Juno Fund.

     - SECTOR FUNDS - Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund.

Shares of the Funds are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity account investors should also review the separate account prospectus prepared by their insurance company.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



May 1, 2000

RISK/RETURN INFORMATION COMMON TO THE FUNDS

THE FUNDS' INVESTMENT OBJECTIVES

     Each Fund has a separate investment objective. A general description of the Benchmark Funds and Sector Funds investment objective is set forth below:

          - BENCHMARK FUNDS - Each Benchmark Fund seeks to provide investment results that match the performance of a specific benchmark.

          - SECTOR FUNDS - Each Sector Fund seeks capital appreciation by investing in companies which operate in a specific economic sector. THE INVESTMENT OBJECTIVE OF EACH SECTOR FUND IS NON-FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

RISKS OF INVESTING IN THE FUNDS

The value of the Funds may fluctuate. In addition, Fund shares:

     -    MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY
     -    ARE NOT FEDERALLY INSURED
     -    ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY
     -    ARE NOT BANK DEPOSITS
     -    ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

                         FUND INFORMATION - ARKTOS FUND

FUND OBJECTIVE

     The Arktos Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the NASDAQ 100 Index-Registered Trademark- (the "NASDAQ 100 Index").

     If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the NASDAQ 100 Index is decreasing. When the value of the NASDAQ 100 Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the NASDAQ 100 Index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY

     Unlike a traditional index fund, the Fund's benchmark is to perform exactly opposite the NASDAQ 100 Index, and the Fund will not own the securities included in the Index. Instead, as its primary investment strategy, the Fund engages to a significant extent in short sales of securities, futures contracts and options on securities, futures contracts, and stock indexes. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS

     The Arktos Fund is subject to a number of risks that will affect the value of its shares, including:

- EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

- TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match the performance of the Fund's benchmark, either on a daily or aggregate basis. Tracking Error may cause the Fund's performance to be less than you expect.

FUND PERFORMANCE INFORMATION

ARKTOS FUND PERFORMANCE
The Arktos Fund has not commenced operations, and therefore does not have a performance history for a full calendar year.

                          FUND INFORMATION - JUNO FUND

FUND OBJECTIVE

     The Juno Fund seeks to provide total returns that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument. The Fund's current benchmark is the inverse of the price movement of the Long Treasury Bond.

     If the Fund meets its objective, the value of the Fund's shares will tend to increase during periods when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2% on that day).

PORTFOLIO INVESTMENT STRATEGY

     Unlike a traditional fund, the Fund's benchmark is to perform exactly opposite the Long Treasury Bond. As its primary investment strategy, the Fund enters into short sales and engages in futures and options transactions. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these obligations. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS

     The Fund is subject to a number of risks that will affect the value of its shares, including:

- FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.

- TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match the performance of the Fund's benchmark, either on a daily or aggregate basis. Tracking Error may cause the Fund's performance to be less than you expect.

FUND PERFORMANCE INFORMATION

JUNO FUND PERFORMANCE
The bar chart and table below show the performance of Juno Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[INSERT BAR CHART HERE FOR
FOR CALENDAR-YEAR PERFORMANCE FOR
1998 AND 1999]
                              During the period shown in the bar
                              chart, the highest return for a quarter
                              was 5.81% (quarter ended March 31, 1999) and the lowest return for a quarter was -6.43%
                              (quarter ended Sept. 30, 1998).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 1999)(1)

                                                      LEHMAN LONG TREASURY
                                        JUNO FUND          INDEX(2)
                                   --------------------------------------------


  Past One Year                         19.66%              -8.70%
  Since Inception (05/07/97)             4.93%               2.05%


(1)These figures assume the reinvestment of dividends and capital gains distributions.
(2)The Lehman Long Treasury Index is an unmanaged index that is a widely recognized indicator of U.S. Government bond performance.

                         FUND INFORMATION - BANKING FUND

FUND OBJECTIVE

     The Banking Fund seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions ("Banking Companies").

PORTFOLIO INVESTMENT STRATEGY

     The Fund invests substantially all of its assets in equity securities of Banking Companies that are traded in the United States. Banking Companies are engaged in accepting deposits and making commercial and principally non-mortgage consumer loans and include state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

     The Banking Fund is subject to a number of risks that will affect the value of its shares, including:

- EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

- BANKING SECTOR CONCENTRATION RISK - The risk that the securities of Banking Companies that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in Banking Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Banking Companies. The prices of the securities of Banking Companies may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded Banking Companies, and general economic conditions which could create exposure to credit losses.

FUND PERFORMANCE INFORMATION

BANKING FUND PERFORMANCE
The Banking Fund has not commenced operations, and therefore does not have a performance history for a full calendar year.

                     FUND INFORMATION - BASIC MATERIALS FUND

FUND OBJECTIVE

     The Basic Materials Fund seeks capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").

PORTFOLIO INVESTMENT STRATEGY

     The Fund invests substantially all of its assets in equity securities of Basic Materials Companies that are traded in the United States. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production of metals, textiles, and wood products, including equipment suppliers and railroads. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

     The Basic Materials Fund is subject to a number of risks that will affect the value of its shares, including:

- EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

- BASIC MATERIALS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the basic materials sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

FUND PERFORMANCE INFORMATION

BASIC MATERIALS FUND PERFORMANCE
The Basic Materials Fund has not commenced operations, and therefore does not have a performance history for a full calendar year.

                      FUND INFORMATION - BIOTECHNOLOGY FUND

FUND OBJECTIVE

     The Biotechnology Fund seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services ("Biotechnology Companies").

PORTFOLIO INVESTMENT STRATEGY

     The Fund invests substantially all of its assets in equity securities of Biotechnology Companies that are traded in the United States. Biotechnology Companies are engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

     The Biotechnology Fund is subject to a number of risks that will affect the value of its shares, including:

- EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

- BIOTECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the biotechnology sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

- SMALL ISSUER RISK - Many Biotechnology Companies are relatively small and have thinly traded equity securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns.

FUND PERFORMANCE INFORMATION

BIOTECHNOLOGY FUND PERFORMANCE
The Biotechnology Fund has not commenced operations, and therefore does not have a performance history for a full calendar year.

                    FUND INFORMATION - CONSUMER PRODUCTS FUND

FUND OBJECTIVE

     The Consumer Products Fund seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").

PORTFOLIO INVESTMENT STRATEGY

     The Fund invests substantially all of its assets in equity securities of Consumer Products Companies that are traded in the United States. Consumer Products Companies include companies that manufacture, wholesale or retail durable goods such as major appliances and personal computers, or that retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (E.G., books, magazines, TV, cable, movies, music, gaming, sports), as well as companies that provide consumer products and services such as lodging, child care, convenience stores, and car rentals. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

     The Consumer Products Fund is subject to a number of risks that will affect the value of its shares, including:

- EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

- CONSUMER PRODUCTS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the consumer products sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

FUND PERFORMANCE INFORMATION

CONSUMER PRODUCTS FUND PERFORMANCE
The Consumer Products Fund has not commenced operations, and therefore does not have a performance history for a full calendar year.

                       FUND INFORMATION - ELECTRONICS FUND

FUND OBJECTIVE

     The Electronics Fund seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices ("Electronics Companies").

PORTFOLIO INVESTMENT STRATEGY

     The Fund invests substantially all of its assets in equity securities of Electronics Companies that are traded in the United States. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; electronic instruments and electronic systems vendors; and also include companies involved in all aspects of the electronics business and in new technologies or specialty areas such as defense electronics, advanced design and manufacturing technologies, or lasers. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

     The Electronics Fund is subject to a number of risks that will affect the value of its shares, including:

- EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

- ELECTRONICS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the electronics sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies may fluctuate widely due to risks of rapid obsolescence of products, intense competition, the economic performance of their customers, high technology and research costs (especially in light of decreased defense spending by the U.S. Government), and may face competition from subsidized foreign competitors with lower production costs.

- SMALL ISSUER RISK - Many Electronics Companies are relatively small and have thinly traded securities, may offer only one or a limited number of rapidly obsolescing products, and may have persistent losses during a new product's transition from development to production.

FUND PERFORMANCE INFORMATION

ELECTRONICS FUND PERFORMANCE
The Electronics Fund has not commenced operations, and therefore does not have a performance history for a full calendar year.

                         FUND INFORMATION - ENERGY FUND


FUND OBJECTIVE

     The Energy Fund seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").

PORTFOLIO INVESTMENT STRATEGY

     The Fund invests substantially all of its assets in equity securities of Energy Companies that are traded in the United States. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

     The Energy Fund is subject to a number of risks that will affect the value of its shares, including:

- EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

- ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

FUND PERFORMANCE INFORMATION

ENERGY FUND PERFORMANCE
The Energy Fund has not commenced operations, and therefore does not have a performance history for a full calendar year.

                     FUND INFORMATION - ENERGY SERVICES FUND

FUND OBJECTIVE

     The Energy Services Fund seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").

PORTFOLIO INVESTMENT STRATEGY

     The Fund invests substantially all of its assets in equity securities of Energy Services Companies that are traded in the United States. Energy Services Companies are engaged in one or more businesses in the energy service field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

     The Energy Services Fund is subject to a number of risks that will affect the value of its shares, including:

- EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

- ENERGY SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy services sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.

FUND PERFORMANCE INFORMATION

ENERGY SERVICES FUND PERFORMANCE
The Energy Services Fund has not commenced operations, and therefore does not have a performance history for a full calendar year.

                   FUND INFORMATION - FINANCIAL SERVICES FUND

FUND OBJECTIVE

     The Financial Services Fund seeks capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").

PORTFOLIO INVESTMENT STRATEGY

     The Fund invests substantially all of its assets in equity securities of Financial Services Companies that are traded in the United States. Financial Service Companies include commercial banks, savings and loan associations, insurance companies and brokerage companies. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

RISK CONSIDERATIONS

     The Financial Services Fund is subject to a number of risks that will affect the value of its shares, including:

- EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

- FINANCIAL SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the financial services sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial Services Companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

FUND PERFORMANCE INFORMATION

FINANCIAL SERVICES FUND PERFORMANCE
The Financial Services Fund has not commenced operations, and therefore does not have a performance history for a full calendar year.

                       FUND INFORMATION - HEALTH CARE FUND

FUND OBJECTIVE

     The Health Care Fund seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

PORTFOLIO INVESTMENT STRATEGY

     The Fund invests substantially all of its assets in equity securities of Health Care Companies that are traded in the United States. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

     The Health Care Fund is subject to a number of risks that will affect the value of its shares, including:

- EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

- HEALTH CARE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the health care sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

FUND PERFORMANCE INFORMATION

HEALTH CARE FUND PERFORMANCE
The Health Care Fund has not commenced operations, and therefore does not have a performance history for a full calendar year.

                        FUND INFORMATION -- INTERNET FUND

FUND OBJECTIVE
     The Internet Fund seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet ("Internet Companies").

PORTFOLIO INVESTMENT STRATEGY
     The Fund invests substantially all of its assets in equity securities of Internet Companies that are traded in the United States. Internet Companies are involved in all aspects of research, design development, manufacturing or distribution of products or services for use with the Internet or Internet-related businesses. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware, software or support which impacts Internet commerce; or provide Internet access to consumers and businesses. Internet companies may also include companies that provide Intranet and Extranet services. The Fund will maintain an adequate representation of the various industries in the Internet sector. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
     The Internet Fund is subject to a number of risks that will affect the value of its shares, including:

- EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

- INTERNET SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the Internet sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market and rapid obsolescence of products.

- SMALLER COMPANY RISK - Although securities of large and well-established companies in the Internet sector will be held in the Fund's portfolio, the Fund also will invest in medium, small and/or newly-public companies which may be subject to greater share price fluctuations and declining growth, particularly in the event of rapid changes in technology and/or increased competition. Securities of those smaller and /or less seasoned companies may therefore expose shareholders of the Fund to above-average risk.

FUND PERFORMANCE INFORMATION

INTERNET FUND PERFORMANCE
The Internet Fund has not commenced operations, and therefore does not have a performance history for a full calendar year.

                         FUND INFORMATION - LEISURE FUND

FUND OBJECTIVE

     The Leisure Fund seeks capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies").

PORTFOLIO INVESTMENT STRATEGY

     The Fund invests substantially all of its assets in equity securities of Leisure Companies that are traded in the United States. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, casinos, radio and television broadcasting and advertising, motion picture production, toys and sporting goods manufacture, musical recordings and instruments, alcohol and tobacco, and publishing. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

     The Leisure Fund is subject to a number of risks that will affect the value of its shares, including:

- EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

- LEISURE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the leisure sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.

FUND PERFORMANCE INFORMATION

LEISURE FUND PERFORMANCE
The Leisure Fund has not commenced operations, and therefore does not have a performance history for a full calendar year.

                        FUND INFORMATION - RETAILING FUND

FUND OBJECTIVE

     The Retailing Fund seeks capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").

PORTFOLIO INVESTMENT STRATEGY

     The Fund invests substantially all of its assets in equity securities of Retailing Companies that are traded in the United States. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; franchise restaurants; motor vehicle and marine dealers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

     The Retailing Fund is subject to a number of risks that will affect the value of its shares, including:

- EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

- RETAILING SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the retailing sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.

FUND PERFORMANCE INFORMATION

RETAILING FUND PERFORMANCE
The Retailing Fund has not commenced operations, and therefore does not have a performance history for a full calendar year.

                       FUND INFORMATION - TECHNOLOGY FUND

FUND OBJECTIVE

     The Technology Fund seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").

PORTFOLIO INVESTMENT STRATEGY

     The Fund invests substantially all of its assets in equity securities of Technology Companies that are traded in the United States. Technology Companies are companies which the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

     The Technology Fund is subject to a number of risks that will affect the value of its shares, including:

- EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

- TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

FUND PERFORMANCE INFORMATION

TECHNOLOGY FUND PERFORMANCE
The Technology Fund has not commenced operations, and therefore does not have a performance history for a full calendar year.

                   FUND INFORMATION - TELECOMMUNICATIONS FUND

FUND OBJECTIVE

     The Telecommunications Fund seeks capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").

PORTFOLIO INVESTMENT STRATEGY

     The Fund invests substantially all of its assets in equity securities of Telecommunications Companies that are traded in the United States. Telecommunications Companies range from traditional local and long-distance telephone services or equipment providers, to companies involved in developing technologies such as cellular telephone or paging services, Internet equipment and service providers, and fiber-optics. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Although many established Telecommunications Companies pay an above-average dividend, the Fund's investment decisions are primarily based on growth potential and not on income.

RISK CONSIDERATIONS

     The Telecommunications Fund is subject to a number of risks that will affect the value of its shares, including:

- EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

- TELECOMMUNICATIONS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the telecommunications sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.

FUND PERFORMANCE INFORMATION

TELECOMMUNICATIONS FUND PERFORMANCE
The Telecommunications Fund has not commenced operations, and therefore does not have a performance history for a full calendar year.

                     FUND INFORMATION - TRANSPORTATION FUND

FUND OBJECTIVE

     The Transportation Fund seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").

PORTFOLIO INVESTMENT STRATEGY

     The Fund invests substantially all of its assets in equity securities of Transportation Companies that are traded in the United States. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

     The Transportation Fund is subject to a number of risks that will affect the value of its shares, including:

- EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

- TRANSPORTATION SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the transportation sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.

FUND PERFORMANCE INFORMATION

TRANSPORTATION FUND PERFORMANCE
The Transportation Fund has not commenced operations, and therefore does not have a performance history for a full calendar year.

                        FUND INFORMATION - UTILITIES FUND

FUND OBJECTIVE
     The Utilities Fund seeks capital appreciation by investing in companies that operate public utilities ("Utilities Companies").

PORTFOLIO INVESTMENT STRATEGY
     The Fund invests substantially all of its assets in equity securities of Utilities Companies that are traded in the United States. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
     The Utilities Fund is subject to a number of risks that will affect the value of its shares, including:

- EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

- UTILITIES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the Utilities sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources.

FUND PERFORMANCE INFORMATION

UTILITIES FUND PERFORMANCE
The Utilities Fund has not commenced operations, and therefore does not have a performance history for a full calendar year.

                MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

THE BENCHMARK FUNDS' INVESTMENT OBJECTIVES
     Each Benchmark Fund's objective is to provide investment results that match the performance of a specific benchmark. The current benchmark used by each Fund is set forth below:

-------------------------------------------------------------------------------
     FUND                        BENCHMARK
-------------------------------------------------------------------------------
  Arktos Fund    Inverse (opposite) of the performance of the NASDAQ 100 Index
                 (Registered Trademark)(NDX)
-------------------------------------------------------------------------------
  Juno Fund      Inverse (opposite) of the price movement of the Long Treasury
                 Bond
-------------------------------------------------------------------------------

A BRIEF GUIDE TO THE BENCHMARKS.

THE NASDAQ 100 INDEX-Registered Trademark-. The NASDAQ 100
Index-Registered Trademark- is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System.

THE LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury Bond is 30 years.

ADVISOR'S INVESTMENT STRATEGY IN MANAGING THE FUNDS
BENCHMARK FUNDS. In managing the Benchmark Funds, the Advisor uses a "passive" investment strategy to manage each Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor's primary objective is to match the performance of each Fund's benchmark as closely as possible on a daily basis. The Advisor uses quantitative analysis techniques to structure each Fund to obtain the highest correlation to its particular benchmark. The Advisor does not engage in temporary defensive investing, keeping each Fund's assets fully invested in all market environments. The Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

     The Advisor may pursue the Funds' investment objectives by utilizing leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices. In addition, the Advisor will regularly utilize short selling techniques designed to help the Arktos Fund's and Juno Fund's performance to inversely correlate to the performance of the NASDAQ 100 Index and the Long Treasury Bond, respectively.

     SECTOR FUNDS. In managing the Sector Funds, the Advisor's investment team employs a quantitative model that considers a number of factors. To develop a liquid portfolio of stocks that adequately represents a particular market sector, the Advisor applies filters to the broad universe of stocks of issuers that are "principally engaged" in business activities in each industry sector. Specifically, the Advisor's investment process screens stocks primarily based on liquidity, market capitalization, and correlation relative to the entire industry sector. The Advisor also may consider other factors.

     The Advisor monitors the Sector Funds' portfolios on an ongoing basis, and adds or deletes stocks from the portfolios as needed.

     After constructing a portfolio for each Sector Fund, the Advisor may utilize futures contracts and options to leverage a Fund's exposure to the relevant business sector. The use of leverage will result in each Fund being exposed to its relevant business sector with more than 100% of its total assets.

     Each business sector typically consists of numerous industries. For purposes of the Advisor's investment methodology and the policies for each Fund, a company is considered to be "principally engaged" in a designated business activity in a particular economic sector if at least 50% of its assets, gross income, or net profits are committed to, or derived from, that activity. If a question exists as to whether a company meets these standards, the Advisor will determine whether the company's primary business is within the business sector designated for investment by that Fund.

RISKS OF INVESTING IN THE FUNDS
     As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK (ALL FUNDS EXCEPT JUNO FUND) -- The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

NON-DIVERSIFICATION RISK (ALL FUNDS) -- Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

INDUSTRY CONCENTRATION RISK (SECTOR FUNDS) -- Neither of the Benchmark Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; EXCEPT THAT, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. The Sector Funds invest in the securities of a limited number of issuers conducting business in a specific industry and therefore are concentrated in that industry. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry is that a Fund will be more susceptible to the risks that are associated with those issuers (or that industry) than a fund that does not concentrate its investments.

FIXED INCOME RISK (JUNO FUND) -- The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

TRACKING ERROR RISK (BENCHMARK FUNDS) -- While the Funds do not expect returns to deviate significantly from their respective benchmarks on a daily basis, factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect their ability to achieve close correlation. The cumulative effect of these factors may over time cause the Funds' returns to deviate from their respective benchmarks on an aggregate basis. The magnitude of any tracking error may be affected by a higher portfolio turnover rate.

TRADING HALT RISK (ALL FUNDS) -- The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, at the close of a trading day, a Fund may not be able to purchase or sell options or futures contracts. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FUTURES AND OPTIONS RISK (ALL FUNDS)-- The Funds may invest a percentage of their assets in leveraged instruments such as futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

     FUTURES CONTRACTS -- Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS -- The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

The risks associated with the Funds' use of futures and options contracts include:

     - A Fund may experience losses over certain ranges in the market that exceed losses experienced by a fund that does not use futures contracts and options.

     - There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

     - Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures contracts at a time which is advantageous.

     - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     - Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

PORTFOLIO TURNOVER RATE RISK (ALL FUNDS) -- The Trust anticipates that investors that are part of a tactical asset-allocation strategy will frequently redeem or exchange shares of a Fund, which will cause that Fund to experience high portfolio turnover. A higher portfolio turnover rate may result in a Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

EARLY CLOSING RISK (SECTOR FUNDS) -- The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotations system ("NASDAQ") and the New York Stock Exchange ("NYSE") is 4:00 P.M., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

SHORT SALES RISK (BENCHMARK FUNDS) -- Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

FOREIGN COMPANY RISKS (SECTOR FUNDS) -- Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investments in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies.

SMALL ISSUER RISK (BIOTECHNOLOGY, ELECTRONICS, AND INTERNET FUNDS) -- Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.



                         PURCHASING AND REDEEMING SHARES

     Shares are offered continuously, and may be purchased on any day that both the NYSE is open for business and the index underlying the Funds' benchmark is published (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the Securities and Exchange Commission ("SEC"), the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

     Shares of each Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems Shares of each Fund based on, among other things, the amount of net Contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

     All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, and as permitted by the SEC, the right of redemption may be suspended, or the date of payment postponed: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists so that disposal of Fund investments or the determination of net asset value per share ("NAV") is not reasonably practicable; or (3) for such other periods as the SEC, by order, may permit for protection of fund investors. In cases where NASDAQ, the CME, Chicago Board Options Exchange ("CBOE") or the CBOT, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right of redemption to be suspended.

NET ASSET VALUE
     The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day after the close of the NYSE (currently, 4:00 p.m., Eastern Standard Time). If the exchange or market where a Fund's securities or other investments are primarily traded closes early, the NAV may be calculated earlier in accordance with the policies set forth in the Funds' SAI

     TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, THE TRUST MUST RECEIVE PURCHASE OR REDEMPTION ORDERS BEFORE 4:00 P.M., EASTERN TIME. HOWEVER, YOUR INSURANCE COMPANY OR RETIREMENT PLAN SPONSOR MAY HAVE EARLIER CUTOFF TIMES. VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

                             MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR
     Rydex Global Advisors (the "Advisor"), 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

     The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds pay the Advisor a fee at an annualized rate, based on the average daily net assets for each Fund, as set forth below:


-------------------------------------------------------------------------------
         FUND                                     ADVISORY FEE
-------------------------------------------------------------------------------
Benchmark Funds                                    0.90%
-------------------------------------------------------------------------------
Sector Funds                                       0.85%
-------------------------------------------------------------------------------

     The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGEMENT
     The portfolio manager of the Arktos Fund is Michael P. Byrum, who is the Advisor's senior portfolio manager. Prior to joining the Advisor as a portfolio manager in July 1993, Mr. Byrum worked as an investor representative with MMA.

     The portfolio manager of the Juno Fund is Adam V. Croll, who joined the Advisor as an assistant portfolio manager in 1996. Mr. Croll was promoted to portfolio manager in 1998. Prior to joining the Advisor, Mr. Croll attended the University of Maryland.

     Each Sector Fund is managed by a team and no one person is responsible for making investment decisions.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS
     Income dividends and capital gain distributions are paid at least annually to the insurance company by each of the Funds. The Trust may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES
     Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to Shareholders. A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for Federal income tax purposes.

     In addition to qualifying for special tax treatment as a regulated investment company, the Funds intend to meet special diversification requirements of the Internal Revenue Code

(the "Code") in order to assure insurance companies that their variable annuity and variable life contracts qualify as insurance under the Code.

                              RYDEX VARIABLE TRUST

                              FINANCIAL HIGHLIGHTS

     The Financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 1999 Annual Report. Our 1999 Annual Report is available by telephoning us at 800-820-0888 or (301)468-8520. The Annual Report is incorporated by reference in the SAI.

                                                                              JUNO FUND
                                       ---------------------------------------------------------------------------------------
                                                            MARCH 3,    MARCH 1,    FEBRUARY 22,    FEBRUARY 1,    JANUARY 19,
                                          YEAR ENDED         1998 TO     1998 TO         1998 TO        1998 TO        1998 TO
                                        DECEMBER 31,    DECEMBER 31,    MARCH 2,    FEBRUARY 24,    FEBRUARY 2,    JANUARY 25,
                                                1999           1998+       1998+           1998+          1998+          1998+
                                       -------------   -------------   ---------   -------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:++
NET ASSET VALUE--BEGINNING OF
  PERIOD.............................     $ 8.40          $  9.20       $  9.09       $  9.03          $8.98          $8.88
                                          ------          -------       -------       -------          -----          -----
  Net Investment Income (Loss).......        .17             (.05)           --            --             --             --
  Net Realized and Unrealized Gains
    (Losses) on Securities...........       1.47             (.75)          .08           .11            .04            .26
                                          ------          -------       -------       -------          -----          -----
  Net Increase (Decrease) in Net
    Asset Value Resulting from
    Operations.......................       1.64             (.80)          .08           .11            .04            .26
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income..............       (.04)              --            --            --             --             --
  Net Realized Capital Gains.........       (.09)              --            --            --             --             --
                                          ------          -------       -------       -------          -----          -----
Net Increase (Decrease) in Net Asset
  Value..............................       1.51             (.80)          .08           .11            .04            .26
                                          ------          -------       -------       -------          -----          -----
NET ASSET VALUE--END OF PERIOD.......     $ 9.91          $  8.40       $  9.17       $  9.14          $9.02          $9.14
                                          ======          =======       =======       =======          =====          =====
TOTAL INVESTMENT RETURN..............     19.66%          (8.70)%         0.88%         1.22%          0.45%          2.93%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses.....................      2.26%            5.72%**      13.10%**       4.39%**        4.42%**        4.42%**
  Net Expenses.......................      2.26%            3.52%**      11.01%**       3.68%**        3.68%**        3.67%**
  Net Investment Income (Loss).......      1.95%          (1.10)%**     (5.32)%**       1.60%**        1.92%**        1.73%**
SUPPLEMENTARY DATA:
Portfolio Turnover Rate***...........         0%               0%            0%            0%             0%             0%
Net Assets, End of Period (000's
  omitted)...........................     $  388          $    69       $    --       $    --          $  --          $  --

                   ** ANNUALIZED
                  *** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO
                      SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE
                      YEAR.
                    + DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND
                      EXPERIENCED PERIODS WITH ZERO NET ASSETS. FINANCIAL
                      HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS
                      GREATER THAN ZERO.
                   ++ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR
                      THE PERIOD.

                                                                              JUNO FUND
                                            ------------------------------------------------------------------------------
                                              OCTOBER 22,     AUGUST 26,      JULY 24,               JUNE 16,       MAY 7,
                                                  1997 TO        1997 TO       1997 TO                1997 TO      1997 TO
                                             DECEMBER 11,    OCTOBER 19,    AUGUST 11,    JULY 7,     JULY 2,      JUNE 3,
                                                    1997+          1997+         1997+      1997+       1997+       1997+*
                                            -------------   ------------   -----------   --------   ---------   ----------
PER SHARE OPERATING PERFORMANCE:++
NET ASSET VALUE--BEGINNING OF PERIOD.....      $ 9.50          $ 9.72        $ 9.41      $  9.59     $ 9.71     $   10.00
                                               ------          ------        ------      -------     ------     ---------
  Net Investment Income..................         .11             .01           .01           --         --            --
  Net Realized and Unrealized Gains
    (Losses) on Securities...............        (.60)           (.21)          .26         (.05)      (.03)         (.14)
                                               ------          ------        ------      -------     ------     ---------
Net Increase (Decrease) in Net Asset
  Value..................................        (.49)           (.20)          .27         (.05)      (.03)         (.14)
                                               ------          ------        ------      -------     ------     ---------
NET ASSET VALUE--END OF PERIOD...........      $ 9.01          $ 9.52        $ 9.68      $  9.54     $ 9.68     $    9.86
                                               ======          ======        ======      =======     ======     =========
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses.........................      19.73%**         7.88%**       3.23%**    111.10%**    5.71%**       6.13%**
  Net Expenses...........................       2.90%**         2.90%**       2.90%**      2.90%**    2.90%**       2.90%**
  Net Investment Income (Loss)...........       8.68%**         0.80%**       1.50%**      0.74%**    1.29%**     (0.37)%**
SUPPLEMENTARY DATA:
Portfolio Turnover Rate***...............          0%              0%            0%           0%         0%            0%
Net Assets, End of Period (000's
  omitted)...............................      $   --          $   --        $   --      $    --     $   --     $      --

                    * COMMENCEMENT OF OPERATIONS: MAY 7, 1997
                   ** ANNUALIZED
                  *** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO
                      SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE
                      YEAR.
                    + DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND
                      EXPERIENCED PERIODS WITH ZERO NET ASSETS. FINANCIAL
                      HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS
                      GREATER THAN ZERO.
                   ++ THE PER SHARE DATA OF THE FINANCIAL HIGHLIGHTS TABLE IS
                      CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR
                      THE YEAR.

See Notes to Financial Statements.

BENCHMARK INFORMATION

The Arktos Fund is not sponsored, endorsed, sold, or promoted by NASDAQ or any of NASDAQ's affiliates (NASDAQ and its affiliates hereinafter collectively referred to as "NASDAQ").

NASDAQ does not make any representation or warranty, implied or express, to the investor in the Funds, or any member of the public, regarding the advisability of investing in index funds or the ability of the NASDAQ 100 Index, respectively, to track general stock market performance.

NASDAQ does not guarantee the accuracy and/or the completeness of the NASDAQ 100 Index, respectively, or any data included therein.

NASDAQ does not make any warranty, express or implied, as to results to be obtained by any of the Funds, the investors in the Funds, or any person or entity from the use of the NASDAQ 100 Index, respectively, or any data included therein.

NASDAQ does not make any express or implied warranties of merchantability or fitness for a particular purpose for use with respect to the NASDAQ 100 Index, respectively, or any data included therein.

      Additional information about the Funds is included in a Statement of Additional Information dated May 1, 2000 (the "SAI"), which contains more detailed information about the Funds. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains a web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-800-SEC-0330). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to:
    Securities and Exchange Commission, Public Reference Section, Washington,
       D.C. 20549-0102. You may also obtain information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
                               publicinfo@sec.gov.

  You may obtain a copy of the SAI or the annual or semi-annual reports of the
     Trust without charge by calling 1-301-468-8520 collect or by writing to
          Rydex Variable Trust, at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852. Additional information about the investments of the Trust is available in the annual and semi-annual reports. Also, in the annual report of the Trust, you will find a discussion of the market conditions and investment strategies that significantly affected performance during its last fiscal year.



        NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN
      CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH
                         INFORMATION OR REPRESENTATIONS
        AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS.
               THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY
             THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS
                                   NOT LAWFUL.




                            The Trust's SEC registration number is 811-08821.

                       STATEMENT OF ADDITIONAL INFORMATION

                              RYDEX VARIABLE TRUST

                       6116 EXECUTIVE BOULEVARD, SUITE 400
                            ROCKVILLE, MARYLAND 20852
                                  800-820-0888
                                  301-468-8520

                               WWW.RYDEXFUNDS.COM

Rydex Variable Trust (the "Trust") is a no-load mutual fund complex with thirty separate investment portfolios (the "Funds"). This Statement of Additional Information ("SAI") relates to shares of the following portfolios:

                                    NOVA FUND
                                    URSA FUND
                                    OTC FUND
                                  ARKTOS FUND*
                                   JUNO FUND*
                            U.S. GOVERNMENT BOND FUND
                                  BANKING FUND*
                              BASIC MATERIALS FUND*
                               BIOTECHNOLOGY FUND*
                             CONSUMER PRODUCTS FUND*
                                ELECTRONICS FUND*
                                  ENERGY FUND*
                              ENERGY SERVICES FUND*
                            FINANCIAL SERVICES FUND*
                                HEALTH CARE FUND*
                                 INTERNET FUND*
                                  LEISURE FUND*
                              PRECIOUS METALS FUND
                                 RETAILING FUND*
                                TECHNOLOGY FUND*
                            TELECOMMUNICATIONS FUND*
                              TRANSPORTATION FUND*
                                 UTILITIES FUND*
                        U.S. GOVERNMENT MONEY MARKET FUND

This SAI is not a prospectus. It should be read in conjunction with the Trust's Prospectus, dated May 1, 2000. A copy of the Trust's Prospectus is available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above.

*CURRENTLY, SHARES OF THESE FUNDS ARE NOT BEING OFFERED OR SOLD.

                       The date of this SAI is May 1, 2000

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
GENERAL INFORMATION ABOUT THE TRUST...........................................3

ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS.................................3

DESCRIPTION OF THE MONEY MARKET FUND..........................................7

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS..............................8

INVESTMENT RESTRICTIONS......................................................19

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................23

MANAGEMENT OF THE TRUST......................................................25

PRINCIPAL HOLDERS OF SECURITIES..............................................32

DETERMINATION OF NET ASSET VALUE.............................................33

PERFORMANCE INFORMATION......................................................35

CALCULATION OF RETURN QUOTATIONS.............................................36

INFORMATION ON COMPUTATION OF YIELD..........................................38

PURCHASE AND REDEMPTION OF SHARES............................................39

DIVIDENDS, DISTRIBUTIONS, AND TAXES..........................................40

OTHER INFORMATION............................................................44

COUNSEL......................................................................44

AUDITORS AND CUSTODIAN.......................................................45

FINANCIAL STATEMENTS.........................................................45

APPENDIX....................................................................A-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware business trust on June 11, 1998. The Trust is permitted to offer separate portfolios of shares (the "Funds"). Shares of the Funds are available through certain deferred variable annuity and variable insurance contracts ("Contracts") offered through insurance companies, as well as to certain retirement plan investors. Additional Funds and/or classes may be created from time to time.

Currently, the Trust has thirty separate Funds. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities. This SAI relates to shares of: Nova Fund, Ursa Fund, OTC Fund, Arktos Fund, U.S. Government Bond Fund (the "Bond Fund"), and Juno Fund (collectively, the "Benchmark Funds"); the U.S. Government Money Market Fund (the "Money Market Fund"); and Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, and Utilities Fund (collectively, the "Sector Funds") (collectively, the "Funds").

The Trust is a successor to The Rydex Advisor Variable Annuity Account (the "Separate Account"), and the subaccounts of the Separate Account (the "Rydex Subaccounts"). The Rydex Subaccounts were divided into the Nova, Ursa, Juno, OTC, Precious Metals, U.S. Government Bond, and Money Market Subaccounts. A substantial portion of the assets of each of the Rydex Subaccounts were transferred to the respective Funds of the Trust in connection with the commencement of operations of the Trust. To obtain historical financial information about the Rydex Subaccounts, please call 1-800-820-0888.

ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS

BANKING FUND
The Fund may invest in companies engaged in accepting deposits and making commercial and principally non-mortgage consumer loans. In addition, these companies may offer services such as merchant banking, consumer and commercial finance, discount brokerage, leasing and insurance. These companies may concentrate their operations within a specific part of the country rather than operating predominantly on a national or international scale.

BASIC MATERIALS FUND
The Fund may invest in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector. The Fund may invest in companies handling products such as chemicals, lumber, paper, copper, iron ore, nickel, steel, aluminum, textiles, cement, and gypsum. The Fund may also invest in the securities of mining, processing, transportation, and distribution companies, including equipment suppliers and railroads.

BIOTECHNOLOGY FUND
The Fund may invest in companies engaged in the research, development, sale, and manufacture of various biotechnological products, services and processes. These include companies involved with developing or experimental technologies such as generic engineering, hybridoma and recombinant DNA techniques and monoclonal antibodies. The Fund may also invest in companies that manufacture and/or distribute biotechnological and biomedical products, including devices and instruments, and that provide or benefit significantly from scientific and technological advances in biotechnology. Some biotechnology companies may provide processes or services instead of, or in addition to, products.

The description of the biotechnology sector may be interpreted broadly to include applications and developments in such areas as human health care (cancer, infectious disease, diagnostics and therapeutics); pharmaceuticals (new drug development and production); agricultural and veterinary applications (improved seed varieties, animal growth hormones); chemicals (enzymes, toxic waste treatment); medical/surgical (epidermal growth factor, in vivo imaging/therapeutics); and industry (biochips, fermentation, enhanced mineral recovery).

CONSUMER PRODUCTS FUND
The Fund may invest in companies engaged in the manufacture of goods to consumers, both domestically and internationally. The Fund may invest in companies that manufacture durable products such as furniture, major appliances, and personal computers. The Fund also may invest in companies that manufacture, wholesale or retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (E.G., books, magazines, TV, cable, movies, music, gaming, and sports). In addition, the Fund may invest in consumer products and services such as lodging, child care, convenience stores, and car rentals.

ELECTRONICS FUND
The Fund may invest in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufactures; electronic component distributors; and electronic instruments and electronic systems vendors. In addition, the Fund may invest in companies in the fields of defense electronics, medical electronics, consumer electronics, advanced manufacturing technologies (computer-aided design and computer-aided manufacturing electro-optics, and other developing electronics technologies.

ENERGY FUND
The Fund may invest in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power. The business activities of companies in which the Fund may invest include production, generation, transmission, refining, marketing, control, distribution or measurement of energy or energy fuels such as petrochemicals; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to pollution control. Companies participating in new activities resulting from technological advances or research discoveries in the energy field may also be considered for this Fund.

ENERGY SERVICES FUND
The Fund may invest in companies in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power. The Fund may invest in companies involved in providing services and equipment for drilling processes such as offshore and onshore drilling, drill bits, drilling rig equipment, drilling string equipment, drilling fluids, tool joints and wireline logging. Many energy service companies are engaged in production and well maintenance, providing such products and services as packers, perforating equipment, pressure pumping, downhole equipment, valves, pumps, compression equipment, and well completion equipment and service. Certain companies supply energy providers with exploration technology such as seismic data, geological and geophysical services, and interpretation of this data. The Fund may also invest in companies with a variety of underwater well services, helicopter services, geothermal plant design or construction, electric and nuclear plant design or construction, energy related capital equipment, mining related equipment or services, and high technology companies serving these industries.

FINANCIAL SERVICES FUND
The Fund may invest in companies that are involved in the financial sector, including commercial and investment banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies, real estate-related companies, leasing companies, and a variety of firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance.

The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

Securities and Exchange Commission ("SEC") regulations provide that the Fund may not invest more than 5% of its total assets in the securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities. These companies, as well as those deriving more than 15% of profits from brokerage and investment management activities, will be considered to be "principally engaged" in this Fund's business activity. Rule 12d3-1 under the Investment Company Act of 1940 (the "1940 Act"), allows investment portfolios such as this Fund, to invest in companies engaged in securities-related activities subject to certain conditions. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (I.E., broker/dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security the Fund may purchase. The Fund may purchase securities of an issuer that derived more than 15% of it gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions:

a. the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that issuer;

b. for any equity security, the purchase cannot result in the Fund owing more than 5% of the issuer's outstanding securities in that class;

c. for a debt security, the purchase cannot result in the fund owing more than 10% of the outstanding principal amount of the issuer's debt securities.

In applying the gross revenue test, an issuer's own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. The Fund will not be required to divest its holding of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

HEALTH CARE FUND
The Fund may invest in companies that are involved in the health care industry including companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector may include pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development, as well as companies involved in the operation of health care facilities.

INTERNET FUND
The Fund may invest in companies that are involved in the Internet sector including companies which the Advisor believes should benefit from the commercialization of technological advances, although they may not be directly involved in research and development. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware or software which impacts Internet commerce; or provide Internet access to consumers and businesses.

LEISURE FUND
The Fund may invest in companies engaged in the design, production, or distribution of goods or services in the leisure industries including television and radio broadcasting or manufacturing (including cable television); motion pictures and photography; recordings and musical instruments; publishing, including newspapers and magazines; sporting goods and camping and recreational equipment; and sports arenas. Other goods and services may include toys and games (including video and other electronic games), amusement and theme parks, travel and travel-related services, hotels and motels, leisure apparel or footwear, tobacco products, and gaming casinos.

PRECIOUS METALS FUND
The Fund may invest in the equity securities of U.S. and foreign companies that are involved in the precious metals sector ("Precious Metals Companies"). Precious Metals Companies include precious metals manufacturers; distributors of precious metals products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies.

RETAILING FUND
The Fund may invest in companies that are involved in the retailing sector including companies engaged in merchandising finished goods and services primarily to individual consumers. Companies in which the Fund may invest include general merchandise retailers, department stores, restaurant franchises, drug stores, motor vehicle and marine dealers, and any specialty retailers selling a single category of merchandise such as apparel, toys, jewelry, consumer electronics, or home improvement products. The Fund may also invest in companies engaged in selling goods and services through alternative means such as direct telephone marketing, mail order, membership warehouse clubs, computer, or video based electronic systems.

TECHNOLOGY FUND
The Fund may invest in companies that are involved in the technology sector including companies which the Advisor believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements. These may include, for example, companies that develop, produce, or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors.

TELECOMMUNICATIONS FUND
The Fund may invest in companies that are involved in the telecommunications sector including companies engaged in the development, manufacture, or sale of communications services and/or equipment. Companies in the telecommunications field offer a variety of services and products, including local and long-distance telephone service; cellular, paging, local and wide-area product networks; satellite, microwave and cable television; Internet access; and equipment used to provide these products and services. Long-distance telephone companies may also have interests in developing technologies, such as fiber optics and data transmission. Certain types of companies in which the Fund may invest are engaged in fierce competition for a share of the market for goods or services such as private and local area networks, or are engaged in the sale of telephone set equipment.

TRANSPORTATION FUND
The Fund may invest in companies that are involved in the transportation sector, including companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment. Transportation services may include companies involved in the movement of freight and/or people such as airline, railroad, ship, truck, and bus companies. Other service companies include those that provide leasing and maintenance for automobiles, trucks, containers, rail cars, and planes. Equipment manufacturers include makers of trucks, automobiles, planes, containers, rail cars, or any other mode of transportation and their related products. In addition, the Fund may invest in companies that sell fuel-saving devices to the transportation industries and those that sell insurance and software developed primarily for transportation companies.

UTILITIES FUND
The Fund will invest primarily in companies in the public utilities industry and companies deriving a majority of their revenues from their public utility operations as described in the Fund's prospectus. Such companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies involved in the public communication field, including telephone, telegraph, satellite, microwave and other public communication facilities.

DESCRIPTION OF THE MONEY MARKET FUND

The Money Market Fund seeks to provide security of principal, high current income, and liquidity. The Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and may invest any remaining assets in receipts and enter into repurchase agreements fully collateralized by U.S. Government Securities.

The Money Market Fund is governed by SEC rules which impose certain liquidity, maturity and diversification requirements. The Money Market Fund's assets are valued using the amortized cost method, which enables the Money Market Fund to maintain a stable NAV. All securities purchased by the Money Market Fund must have remaining maturities of 397 days or less. Although the Money Market Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

GENERAL
Each Fund's investment objective and permitted investments are described in the Prospectuses. The following information supplements, and should be read in conjunction with, those sections of the Prospectuses.

Portfolio management is provided to each Fund by the Trust's investment adviser, PADCO Advisors II, Inc., a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852. PADCO Advisors II, Inc. operates under the name Rydex Global Advisors (the "Advisor"). The investment strategies of the Funds discussed below and in the Prospectuses may be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund. A Fund is free to reduce or eliminate its activity in any of those areas without changing the Fund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of that Fund's objectives.

BORROWING
The Nova Fund, Bond Fund and Sector Funds may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Nova Fund, the Bond Fund, or the Sector Funds might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Nova Fund, Bond Fund and Sector Funds intend to use leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

FOREIGN ISSUERS
The Sector Funds may invest in issuers located outside the United States. The Sector Funds may purchase American Depository Receipts ("ADRs"), "ordinary shares," or "New York shares" in the United States. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protect the Funds from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

ILLIQUID SECURITIES
While none of the Funds anticipates doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% (10% for the Money Market
Fund) due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Each Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "Commission"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The trustees of the Trust (the "Trustees") have delegated the responsibility for determining the liquidity of Rule 144A restricted securities, which may be invested in by a Fund, to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
The Funds (other than the Bond Fund and Money Market Fund) presently may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act. A Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund, such as through a master-feeder arrangement. The Bond Fund and Money Market Fund may invest in the securities of other investment companies only as part of a merger, reorganization, or acquisition, subject to the requirements of the 1940 Act.

If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

LENDING OF PORTFOLIO SECURITIES
Subject to the investment restrictions set forth below, each of the Funds may lend portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. A Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which the Fund's shares are qualified for sale, and the Funds will not lend more than 33 1/3% of the value of the Fund's total assets, except that the Money Market Fund will not lend more than 10% of the value of the Money Market Fund's total assets. Loans would be subject to termination by the lending Fund on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund and that Fund's shareholders. A lending Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

OPTIONS TRANSACTIONS

OPTIONS ON SECURITIES. The Nova Fund, OTC Fund, and Sector Funds may buy call options and write (sell) put options on securities, and the Ursa Fund and Arktos Fund may buy put options and write call options on securities for the purpose of realizing the Fund's investment objective. By wiring a call option on securities, a Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Option Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are illiquid.

OPTIONS ON SECURITY INDICES. The Nova Fund, OTC Fund, and Sector Funds may purchase call options and write put options, and the Ursa Fund and Arktos Fund may purchase put options and write call options, on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Fund's investment objective.

Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When a Fund writes a covered option on an index, the Fund will be required to deposit and maintain with a custodian cash or liquid securities equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian cash or liquid securities equal in value to the deficiency.

OPTIONS ON FUTURES CONTRACTS. Under Commodities Futures Trading Commission ("CFTC") Regulations, a Fund (other than the Money Market Fund) may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (I.E., the amount by which the exercise price of the put option exceeds the current market value of the underlying security, or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

When a Fund purchases or sells a stock index futures contract, or sells an option thereon, the Fund "covers" its position. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

A Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underling futures contracts is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

SWAP AGREEMENTS
The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

PORTFOLIO TURNOVER
The Trust anticipates that investors in the Funds, as part of an asset allocation investment strategy, will frequently purchase and/or redeem shares of the Funds. The nature of the Funds as asset allocation tools will cause the Funds to experience substantial portfolio turnover. (See "More Information About Fund Investments and Risk" in the

Trust's Prospectus). Because each Fund's portfolio turnover rate, to a great extent, will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate will be in the future.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have remaining maturity of less than one year.

REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, other than the Money Market Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% (10% with respect to the Money Market Fund) of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS
The Ursa Fund, Juno Fund, and Money Market Fund may use reverse repurchase agreements as part of that Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when this will be advantageous to the Funds. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SHORT SALES
The Ursa Fund, Arktos Fund, and Juno Fund may engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Ursa Fund, Arktos Fund, or Juno Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. Each of the Funds may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

The Nova Fund, OTC Fund, and Sector Funds each may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. These Funds may make a short sale when the Fund wants to sell the security the Fund owns at a current attractive price, in order to hedge or limit the exposure of the Fund's position.

STOCK INDEX FUTURES CONTRACTS
A Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time a Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

TRACKING ERROR
While the Benchmark Funds seek to duplicate the performance of their respective benchmarks on a daily basis, as discussed in the Prospectus, they do not expect that the aggregate returns over a year will deviate significantly from their respective benchmarks. However, several factors may affect their ability to achieve this correlation. Among these are: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) less than all of the securities in the benchmark being held by a Fund and securities not included in the benchmark being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover);
(5) a Fund holds instruments traded in a market that has become illiquid or disrupted; (6) Fund share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; or (9) market movements that run counter to a leveraged Fund's investments. Market movements that run counter to a leveraged Fund's investments will cause some divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging. The magnitude of the divergence is dependent upon the magnitude of the market movement, its duration, and the degree to which the Fund is leveraged. The tracking error of a leveraged Fund is generally small during a well-defined up trend or downtrend in the market when measured from price peak to price peak, absent a market decline and subsequent recovery, however, the deviation of the Fund from its benchmark may be significant.

U.S. GOVERNMENT SECURITIES
The Bond Fund invests primarily in U.S. Government Securities, and each of the other Funds may invest in U.S. Government Securities. The Juno Fund may enter into short transactions on U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. The Bond Fund will invest in such U.S. Government Securities only when the Advisor is satisfied that the credit risk with respect to the issuer is minimal.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's net asset value. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

ZERO COUPON BONDS
The Bond Fund and Juno Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES
The following investment limitations (and those set forth in the Prospectuses) are fundamental policies of the Funds which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

FUNDAMENTAL POLICIES OF THE BENCHMARK FUNDS AND THE PRECIOUS METALS FUND

A Benchmark Fund and the Precious Metals Fund shall not:

     1. Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund's total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies, and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities, or (iii) through the loans of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security and marked-to-market daily.

     2.   Underwrite securities of any other issuer.

     3. Purchase, hold, or deal in real estate or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

     4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued but excluding liabilities and indebtedness not constituting senior securities), except that the Fund may issue senior securities in connection with transactions in options, futures, options on futures, and other similar investments, and except as otherwise permitted herein and in Investment Restriction Nos. 5, 7, 8, and 9, as applicable to the Fund.

     5. Pledge, mortgage, or hypothecate the Fund's assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) the writing of covered put and call options, (ii) the purchase of securities on a forward-commitment or delayed-delivery basis, and
          (iii) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

     6. Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies, indices, and options on futures contracts or indices and currencies underlying or related to any such futures contracts, and purchase and sell currencies (and options thereon) or securities on a forward-commitment or delayed-delivery basis.

          6.1 THE PRECIOUS METALS FUND MAY (A) TRADE IN FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS; OR (B) INVEST IN PRECIOUS METALS AND PRECIOUS MINERALS.

     7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except that, to the extent the benchmark selected for a particular Benchmark Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry). This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

          7.1 THE PRECIOUS METALS FUND WILL INVEST 25% OR MORE OF THE VALUE OF THE ITS TOTAL ASSETS IN THE SECURITIES IN THE METALS-RELATED AND MINERALS-RELATED INDUSTRIES.

     8. Borrow money, except (i) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of the Fund's total assets from a bank or (ii) in an amount up to one-third of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

          8.1 THE NOVA FUND AND THE BOND FUND MAY BORROW MONEY, SUBJECT TO THE CONDITIONS OF PARAGRAPH 8, FOR THE PURPOSE OF INVESTMENT LEVERAGE.

          8.2 THE JUNO FUND MAY BORROW MONEY, SUBJECT TO THE CONDITIONS OF PARAGRAPH 8, BUT SHALL NOT MAKE PURCHASES WHILE BORROWING IN EXCESS OF 5% OF THE VALUE OF ITS ASSETS. FOR PURPOSES OF THIS SUBPARAGRAPH, FUND ASSETS INVESTED IN REVERSE REPURCHASE AGREEMENTS ARE INCLUDED IN THE AMOUNTS BORROWED.

     9. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin. The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box").

          9.1 THE URSA FUND, THE ARKTOS FUND, AND THE JUNO FUND MAY ENGAGE IN SHORT SALES OF PORTFOLIO SECURITIES OR MAINTAIN A SHORT POSITION IF AT ALL TIMES WHEN A SHORT POSITION IS OPEN (i) THE FUND MAINTAINS A SEGREGATED ACCOUNT WITH THE FUND'S CUSTODIAN TO COVER THE SHORT POSITION IN ACCORDANCE WITH THE POSITION OF THE SECURITIES AND EXCHANGE COMMISSION OR (ii) THE FUND OWNS AN EQUAL AMOUNT

               OF SUCH SECURITIES OR SECURITIES CONVERTIBLE INTO OR EXCHANGEABLE, WITHOUT PAYMENT OF ANY FURTHER CONSIDERATION, FOR SECURITIES OF THE SAME ISSUE AS, AND EQUAL IN AMOUNT TO, THE SECURITIES SOLD SHORT.


FUNDAMENTAL POLICIES APPLICABLE TO THE MONEY MARKET FUND

The Money Market Fund shall not:

     10. Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

     11. Lend the Money Market Fund's portfolio securities in excess of 15% of the Money Market Fund's total assets. Any loans of the Money Market Fund's portfolio securities will be made according to guidelines established by the Board of Trustees of the Trust, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

     12. Issue senior securities, except as permitted by the Money Market Fund's investment objectives and policies.

     13.  Write or purchase put or call options.

     14. Invest in securities of other investment companies, except as these securities may be acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization.

     15. Mortgage, pledge, or hypothecate the Money Market Fund's assets except to secure permitted borrowings. In those cases, the Money Market Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Money Market Fund at the time of the borrowing.

     16. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

FUNDAMENTAL POLICIES OF THE SECTOR FUNDS (OTHER THAN THE PRECIOUS METALS FUND)

A Sector Fund (other than the Precious Metals Fund) may not:

     17. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require that Fund to segregate assets are not considered to be borrowing. Asset coverage of a least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceed 5% of its total assets.

     18. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

     19. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and
          (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

     20. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

     21. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

     22. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board of Trustees.

Each Fund may not:

     1.   Invest in warrants.

     2.   Invest in real estate limited partnerships.

     3.   Invest in mineral leases.

Each Sector Fund may not:

     4. Pledge, mortgage or hypothecate assets except to secure borrowing permitted by the Fund's fundamental limitation on borrowing.

     5.   Invest in companies for the purpose of exercising control.

     6. Purchase securities on margin or effect short sales, except that a Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

     7. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

     8. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

The foregoing percentages are: (i) based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

The Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the Funds and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the Funds and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the Funds and the other client accounts.

The policy of each Fund regarding purchases and sales of securities for the Fund's portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

Purchases and sales of U.S. Government securities are normally transacted through issuers, underwriters or major dealers in U.S. Government Securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

In managing the investment portfolios of the Funds, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Advisor. In addition, Section 28(e) of the Securities Exchange Act of 1934 permits the Advisor to cause a Fund to pay commission rates in excess of those another dealer or broker would have charged for effecting the same transaction, if the Advisor determines, in good faith, that the commission paid is reasonable in relation to the value of brokerage and research services provided. While the Advisor currently does not intend to pay higher commissions to dealers and brokers who supply it with brokerage and research services, in the event such higher payments would be made or are deemed to have been made, such higher payments would be in accordance with Section 28(e).

Such research services may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, analysis of corporate responsibility issues or in the form of access to various computer-generated data, computer hardware and software. Such research may be provided by brokers and dealers in the form of written reports, telephone contacts and personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives. Brokerage services and equipment may facilitate the execution and monitoring of securities transactions, for example, by providing rapid communications with financial markets and brokers or dealers, or by providing real-time tracking of orders, settlements, investment positions and relevant investment criteria and restrictions applicable to the execution of securities transactions. In some cases, brokerage and research services are generated by third parties but are provided to the Advisor by or through brokers and dealers. The Advisor may allocate brokerage for research services that are also available for cash, where appropriate and permitted by law. The Advisor may also pay cash for certain research services received from external sources.

In addition, the information and services received by the Advisor from brokers and dealers may not in all cases benefit a Fund directly. For example, such information and services received by the Advisor as a result of the brokerage allocation of one of the Funds may be of benefit to the Advisor in the management of other accounts of the Advisor, including other Funds of the Trust and other investment companies advised by the Advisor. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor's expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

For the fiscal periods ended December 31, 1997, December 31, 1998 and December 31, 1999 the Funds paid the following brokerage commissions:


-------------------------------------------------------------------------------
                                           AGGREGATE BROKERAGE COMMISSIONS
                                       -----------------------------------------
                FUND                      1997*        1998**        1999***
-------------------------------------------------------------------------------
Nova Fund                               $ 5,912      $13,363       $84,035
-------------------------------------------------------------------------------
Ursa Fund                               $ 5,924      $30,809       $55,225
-------------------------------------------------------------------------------
OTC Fund                                $   220      $   401       $ 1,449
-------------------------------------------------------------------------------
Juno Fund                               $ 2,018      $ 1,074       $ 4,067
-------------------------------------------------------------------------------
U.S. Government Bond Fund               $     0      $ 2,169       $ 4,228
-------------------------------------------------------------------------------
Precious Metals Fund                    $19,754      $32,985       $24,305
-------------------------------------------------------------------------------
U.S. Government Money Market Fund          n/a          n/a           n/a
-------------------------------------------------------------------------------

*Fees paid by the Rydex Subaccounts.
**Includes fees paid by both the Rydex Subaccounts and each successor fund. ***The Arktos Fund and Sector Funds, other than the Precious Metals Fund, had not commenced operations as of December 31, 1999.

MANAGEMENT OF THE TRUST

The Trustees are responsible for the general supervision of the Trust's business. The day-to-day operations of the Trust are the responsibilities of the Trust's officers. The names and addresses (and ages) of the Trustees and the officers of the Trust and the officers of the Advisor, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested Trustees will be paid by the Trust.

TRUSTEES

*/ALBERT P. VIRAGH, JR. (58)

     Chairman of the Board of Trustees and President of Rydex Series Funds, a registered mutual fund, 1993 to present; Chairman of the Board of Trustees and President of Rydex Variable Trust, a registered mutual fund, 1998 to present; Chairman of the Board of Trustees and President of Rydex Dynamic Funds, a registered mutual fund, 1999 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Advisors, Inc., investment adviser, 1993 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Service Company, Inc., shareholder

--------

*/ This trustee is deemed to be an "interested person" of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

     and transfer agent servicer, 1993 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Advisors II, Inc., investment adviser, 1998 to present; Chairman of the Board of Directors, President, and Treasurer of Rydex Distributors, Inc., a registered broker-dealer firm, 1996 to present; Vice President of Rushmore Investment Advisors Ltd., a registered investment adviser, 1985 to 1993. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

COREY A. COLEHOUR (53)

     Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Senior Vice President of Marketing of Schield Management Company, a registered investment adviser, 1985 to present. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

J. KENNETH DALTON (58)

     Trustee of Rydex Series Funds, 1995 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Mortgage Banking Consultant and Investor, The Dalton Group, a real estate company, 1995 to present; President, CRAM Mortgage Group, Inc., 1966 to 1995. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

JOHN O.  DEMARET (59)

     Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Founder and Chief Executive Officer, Health Cost Controls America, Chicago, Illinois, 1987 to 1996; Sole Practitioner, Chicago, Illinois, 1984 to 1987; General Counsel for the Chicago Transit Authority, 1981 to 1984; Senior Partner, O'Halloran, LaVarre & Demaret, Northbrook, Illinois, 1978 to 1981.
     Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

PATRICK T.  MCCARVILLE (57)

     Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Founder and Chief Executive Officer, Par Industries, Inc., Northbrook, Illinois, 1977 to present; President and Chief Executive Officer, American Health Resources, Northbrook, Illinois, 1984 to 1986. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

ROGER SOMERS (54)

     Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; President, Arrow Limousine, 1963 to present. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

OFFICERS

ROBERT M. STEELE (41)

     Secretary and Vice President of Rydex Series Funds, 1994 to present; Secretary and Vice President of Rydex Variable Trust, 1998 to present; Secretary and Vice President of Rydex Dynamic Funds, 1999 to present; Vice President of Rydex Distributors, Inc., 1996 to present; Vice President of The Boston Company, Inc., an institutional money management firm, 1987 to 1994. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

CARL G. VERBONCOEUR (47)

     Vice President and Treasurer of Rydex Series Funds, 1997 to present; Vice President and Treasurer of the Rydex Variable Trust, 1998 to present; Vice President and Treasurer of Rydex Dynamic Funds, 1999 to present; Vice President of Rydex Distributors, Inc., 1997 to present; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment adviser, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

MICHAEL P. BYRUM (29)

     Vice President and Assistant Secretary of Rydex Series Funds, 1997 to present; Vice President and Assistant Secretary of the Rydex Variable Trust, 1998 to present; Vice President and Assistant Secretary of the Rydex Dynamic Funds, 1999 to present; Vice President and Senior Portfolio Manager of PADCO Advisors, Inc., investment adviser, 1993 to present; Vice President and Senior Portfolio Manager of PADCO Advisors II Inc., investment adviser, 1996 to present; Secretary of Rydex Distributors, Inc., 1996 to present; Investment Representative, Money Management Associates, a registered investment adviser, 1992 to 1993. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

JOHN FRANGOS (42)

     Vice President of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds from 1999 to present; Vice President of Operations of PADCO Service Company, Inc., 1998 to present; Vice President of Rydex Distributors, Inc., 1999 to present; Manager and Assistant Vice President, PFPC, Inc., a mutual fund service company, 1994 to 1998. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

The aggregate compensation paid by the Trust to each of its Trustees serving during the fiscal year ended December 31, 1999, is set forth in the table below:

-----------------------------------------------------------------------------------------------
                              AGGREGATE        PENSION OR         ESTIMATED         TOTAL
       NAME OF PERSON,       COMPENSATION      RETIREMENT          ANNUAL        COMPENSATION
           POSITION           FROM TRUST    BENEFITS ACCRUED    BENEFITS UPON     FROM FUND
                                               AS PART OF        RETIREMENT      COMPLEX FOR
                                            TRUST'S EXPENSES                      SERVICE ON
                                                                                    THREE
                                                                                   BOARDS**
-----------------------------------------------------------------------------------------------
Albert P. Viragh, Jr.*,           $0               $0                $0               $0
CHAIRMAN AND
PRESIDENT
-----------------------------------------------------------------------------------------------
Corey A. Colehour,              $6,500             $0                $0            $29,000
TRUSTEE
-----------------------------------------------------------------------------------------------
J. Kenneth Dalton,              $6,500             $0                $0            $29,000
TRUSTEE
-----------------------------------------------------------------------------------------------
Roger Somers,                   $6,500             $0                $0            $29,000
TRUSTEE
-----------------------------------------------------------------------------------------------
John O. Demaret,                $6,500             $0                $0            $29,000
TRUSTEE
-----------------------------------------------------------------------------------------------
Patrick T. McCarville,          $6,500             $0                $0            $29,000
TRUSTEE
-----------------------------------------------------------------------------------------------

* Denotes an "interested person" of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, in as much as this person is affiliatd with the Advisor, as described herein..
** Each member of the Board of Trustees also serves as a Trustee to Rydex Series Funds and to Rydex Dynamic Funds.

As of the date of this Statement of Additional Information, the Trustees and the officers of the Trust, as a group, owned, of record and beneficially, less than 1% of the outstanding shares of each Fund.

THE ADVISORY AGREEMENT
Under an investment advisory agreement with the Advisor, dated August 11, 1998, the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Trustees and the officers of the Trust. Prior to November 2, 1998, the Advisor provided similar services to the Rydex Subaccounts. As of March 31, 2000, net assets under management of the Advisor and its affiliates were approximately $8.5 billion. Pursuant to the advisory agreement with the Advisor, the Funds pay the Advisor the following fees at an annual rate based on the average daily net assets for each respective Fund, as set forth below. For the fiscal periods ended December 31, 1997, December 31, 1998, and December 31, 1999 the Advisor received the following investment advisory fees:

--------------------------------------------------------------------------------------
              FUND                              ADVISORY FEES PAID
                            ----------------------------------------------------------
                             ANNUAL ADVISORY      1997*       1998**       1999***
                             FEE CONTRACTUAL
                                   RATE
--------------------------------------------------------------------------------------
Nova Fund                         0.75%           $0         $115,892     $454,768
--------------------------------------------------------------------------------------
Ursa Fund                         0.90%           $0         $ 41,668     $286,828
--------------------------------------------------------------------------------------
OTC Fund                          0.75%           $0         $ 96,378     $928,141
--------------------------------------------------------------------------------------
Juno Fund                         0.90%           $0         $    906     $ 2,898
--------------------------------------------------------------------------------------
U.S. Government Bond              0.50%           $0         $  9,985     $ 14,155
Fund
--------------------------------------------------------------------------------------
Precious Metals Fund              0.75%           $0         $  5,891     $ 15,807
--------------------------------------------------------------------------------------
U.S. Government Money             0.50%           $0         $ 79,870     $337,723
Market Fund
--------------------------------------------------------------------------------------

*Fees paid by the Rydex Subaccounts.
**Includes fees paid by both the Rydex Subaccounts and each successor fund. ***The Arktos Fund and Sector Funds, other than the Precious Metals Fund, had not commenced operations as of December 31, 1999.

The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees of the Trust who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

The Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90% of the average daily net assets of each Fund. The Advisor may from time to time reimburse certain expenses of the Funds in order to limit the Funds' operating expenses as described in the prospectuses. The Advisor's office is located at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852. PADCO Advisers II, Inc. was incorporated in the State of Maryland on July 5, 1994. Albert P. Viragh, Jr., the Chairman of the Board of Trustees and the President of the Advisor, owns a controlling interest in the Advisor.

THE SERVICE AGREEMENT
General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by PADCO Service Company, Inc. (the "Servicer"), 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the

Servicer. The Servicer is wholly-owned by Albert P. Viragh, Jr., who is the Chairman of the Board and the President of the Trust and the sole controlling person and majority owner of the Advisor.

In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the daily net assets of each Fund. The service fee contractual rate paid to the Servicer by the Funds/Rydex Subaccounts is set forth in the table below. The aggregate service fees paid to the Servicer for the fiscal years ended December 31, 1997, December 31, 1998, and December 31, 1999 are also set forth in the table below.

                                                                    SERVICE FEES PAID
                                                   --------------------------------------
                                 ANNUAL SERVICE       1997*       1998**        1999***
                                    FEE RATE
       FUND/SUBACCOUNT
-----------------------------------------------------------------------------------------
Nova Fund                            0.25%             $0          $40,528     $151,589
-----------------------------------------------------------------------------------------
Ursa Fund                            0.25%             $0          $14,234     $ 79,674
-----------------------------------------------------------------------------------------
OTC Fund                             0.20%             $0          $25,701     $247,504
-----------------------------------------------------------------------------------------
Juno Fund                            0.25%             $0          $   445     $    805
-----------------------------------------------------------------------------------------
U.S. Government Bond
Fund                                 0.20%             $0          $ 3,994     $  5,662
-----------------------------------------------------------------------------------------
Precious Metals Fund                 0.20%             $0          $ 2,001     $  4,215
-----------------------------------------------------------------------------------------
U.S. Government Money                0.20%             $0          $56,756     $135,089
Market Fund
-----------------------------------------------------------------------------------------

*Fees paid by the Rydex Subaccounts.
**Includes fees paid by both the Rydex Subaccounts and each successor Fund. ***The Arktos Fund and Sector Funds, other than the Precious Metals Fund, had not commenced operations as of December 31, 1999.

Under the service agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement. Prior to November 2, 1998 the Servicer provided similar services to the Rydex Subaccounts.

Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions. The Servicer received the following fees for the fiscal period ended December 31, 1999:

         FUND*                                                FEES PAID
         -----                                                ---------
         Nova Fund                                            $ 98,587
         Ursa Fund                                            $ 59,059
         OTC Fund                                             $235,009
         Juno Fund                                            $    386
         U.S. Government Bond Fund                            $  3,499
         Precious Metals Fund                                 $  3,312
         U.S. Government Money Market Fund                    $100,201

* The Arktos Fund and Sector Funds, other than the Precious Metals Fund, had not commenced operations as of December 31, 1999.

DISTRIBUTION
Pursuant to the Distribution Agreement adopted by the Trust, Rydex Distributors, Inc. (the "Distributor"), 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, acts as the distributor for the shares of the Trust under the general supervision and control of the Trustees and the officers of the Trust.

INVESTOR SERVICES PLAN
Pursuant to an Investor Services Plan dated January 1, 1999, the Distributor directly, or indirectly through other service providers determined by the Distributor ("Service Providers"), provides investor services to owners of Contacts who, indirectly through insurance company separate accounts, invest in shares of the Funds ("Investors"). Investor services include some or all of the following: printing Fund prospectuses and statements of additional information and mailing them to Investors or to financial advisers who allocate funds for investments in shares of the Funds on behalf of Investors ("Financial Advisors"); forwarding communications from the Funds to Investors or Financial Advisors, including proxy solicitation material and annual and semiannual reports; assistance in facilitating and processing transactions in shares of the Funds in connection with strategic or tactical asset allocation investing; assistance in providing the Fund with advance information on strategic and tactical asset allocation trends and anticipated investment activity in and among the Funds; assisting Investors who wish or need to change Financial Advisors; and providing support services to Financial Advisors, including, but not limited to: (a) providing Financial Advisors with updates on policies and procedures; (b) answering questions of Financial Advisors regarding the Funds' portfolio investments; (c) providing performance information to Financial Advisors regarding the Funds; (d) providing information to Financial Advisors regarding the Funds' investment objectives; (e) providing investor account information to Financial Advisors; and (f) redeeming Fund shares, if necessary, for the payment of Financial Advisor fees.

For these services, the Trust compensates the Distributor at an annual rate not exceeding .25% of the Funds' average daily net assets. The Distributor is authorized to use its fee to compensate Services Providers for providing Investor services. The fee will be paid from the assets of the Funds and will be calculated and accrued daily and paid within fifteen (15) days of the end of each month. Following are the fees paid under this plan for the fiscal year ended December 31, 1999:

         FUND*                                       FEES PAID
         ----                                        ---------
         Nova Fund                                   $ 98,587
         Ursa Fund                                   $ 59,059
         OTC Fund                                    $235,009
         Juno Fund                                   $    386
         U.S. Government Bond Fund                   $  3,499
         Precious Metals Fund                        $  3,312
         U.S. Government Money Market                $100,201

* The Arktos Fund and Sector Funds, other than the Precious Metals Fund, had not commenced operations as of December 31, 1999.

COSTS AND EXPENSES
Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-interested Trustees' fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the Trustee fees and expenses for attendance at Trustee meetings for the Trustees of the Trust who are not affiliated with or interested persons of the Advisor.

Conseco Variable and PADCO have advanced the organizational expenses of the Funds' predecessor Separate Account. These expenses (a total of approximately $821,573) will be reimbursed by the Funds and amortized over a five year period. These amortized reimbursements will be allocated among the Funds daily and reconciled and settled monthly on the basis of relative Fund net assets.

PRINCIPAL HOLDERS OF SECURITIES

As of April 4, 2000, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Funds.


    NAME AND ADDRESS               # OF SHARES             PERCENT
-------------------------------------------------------------------------
Nova Fund
-------------------------------------------------------------------------
American Skandia Life             7,188,895.642             71.67%
Assurance Co.
-------------------------------------------------------------------------
Conseco Variable Insurance        2,517,624.522             25.10%
Company
-------------------------------------------------------------------------

-----------------------------------------------------------------------------------
       NAME AND ADDRESS                 # OF SHARES                 PERCENT
-----------------------------------------------------------------------------------
Ursa Fund
-----------------------------------------------------------------------------------
Conseco Variable Insurance             3,420,706.497                 51.23
Company
-----------------------------------------------------------------------------------
American Skandia Life                  2,917,033.060                 43.69
Assurance Co.
-----------------------------------------------------------------------------------
OTC Fund
-----------------------------------------------------------------------------------
American Skandia Life                  12,475,343.921                88.29
Assurance Co.
-----------------------------------------------------------------------------------
Conseco Variable Insurance             1,268,369.984                  8.98
Company
-----------------------------------------------------------------------------------
Juno Fund
-----------------------------------------------------------------------------------
Conseco Variable Insurance               17,902.659                  95.15%
Company
-----------------------------------------------------------------------------------
U.S. Government Bond Fund
-----------------------------------------------------------------------------------
Conseco Variable Insurance              238,841.606                  92.76%
Company
-----------------------------------------------------------------------------------
Precious Metals Fund
-----------------------------------------------------------------------------------
Ameritas Life Insurance                 465,809.336                  76.59%
Company
-----------------------------------------------------------------------------------
Conseco Variable Life                   139,095.901                  22.87%
Assurance Co.
-----------------------------------------------------------------------------------
Money Market Fund
-----------------------------------------------------------------------------------
Conseco Variable Insurance             89,301,835.360               100.00%
Company
-----------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

The net asset value of a Fund serves as the basis for the purchase and redemption price of that Fund's shares. The net asset value per share of a Fund is calculated by dividing the market value of the Fund's securities plus the values of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.

Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of a Fund pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by a Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.

On days when the CBOT is closed during its usual business hours, but the shares of the Bond Fund, Juno Fund or Juno Master Fund have been purchased, redeemed, and/or exchanged, the portfolio securities held by the Bond Fund and Juno Fund which are traded on the CBOT are valued at the earlier of (i) the time of the execution of the last trade of the day for the Bond Fund and Juno Fund in those CBOT-traded portfolio securities and (ii) the time of the close of the CBOT Evening Session. On days when the CBOT is closed during its usual business hours and there is no need for the Bond Fund and Juno Fund to execute trades on the CBOT, the value of the CBOT-traded portfolio securities held by the Bond Fund and Juno Fund will be the mean of the bid and asked prices for those CBOT-traded portfolio securities at the open of the CBOT Evening Session.

OTC securities held by a Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and the offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Trustees. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determination. The Trustees, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

The Money Market Fund will utilize the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument while this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if this Fund sold the instrument. During such periods, the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar company which uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

The Money Market Fund's use of the amortized cost method is permitted pursuant to Rule 2a-7 under the 1940 Act (the "Rule"). The Rule requires that the Money Market Fund limit its investments to U.S. dollar-denominated instruments that meet the Rule's quality, maturity and diversification requirements. The Rule also requires the Money Market Fund to maintain a dollar-weighted average portfolio maturity of not more than ninety days and precludes the purchase of any instrument with a remaining maturity of more than thirteen months.

The Money Market Fund may only purchase "Eligible Securities." Eligible Securities are securities which: (a) have remaining maturities of thirteen months or less; (b) either (i) are rated in the two highest short-term rating categories by any two nationally-recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) were long-term securities at the time of issuance whose issuers have outstanding short-term debt obligations which are comparable in priority and security and has a ratings as specified in (b) above; or (d) if no rating is assigned by any NRSRO as provided in (b) and (c) above, the unrated securities are determined by the Trustees to be of comparable quality to any rated securities.

As permitted by the Rule, the Trustees have delegated to the Advisor, subject to the Trustees' oversight pursuant to guidelines and procedures adopted by the Trustees, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

If the Trustees determine that it is no longer in the best interests of the Money Market Fund and its shareholders to maintain a stable price of $1.00 per share, or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Money Market Fund will notify shareholders of any such change.

PERFORMANCE INFORMATION

From time to time, each of the Funds (other than the Money Market Fund) may include the Fund's total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. See "Calculation of Return Quotations."

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Performance information for the Nova Fund, Ursa Fund, and Precious Metals Fund may be compared to various unmanaged indices, including, but not limited to, the S&P 500 Index-Registered Trademark- (the "S&P 500 Index") or the Dow Jones Industrial Average. Performance information for the Precious Metals Fund also may be compared to its current benchmark, the XAU Index. Performance information for the OTC Fund and Arktos Fund may be compared to various unmanaged indices, including, but not limited to, its current benchmark, the NASDAQ 100 Index-Registered Trademark- (the "NASDAQ 100 Index"), and the NASDAQ Composite Index-Registered Trademark- (the "NASDAQ Composite Index"). The OTC Fund has the ability to invest in securities not included in the NASDAQ 100 Index or the NASDAQ Composite Index, and the OTC Fund's investment portfolio may or may not be similar in composition to NASDAQ 100 Index or the NASDAQ Composite Index. Performance information for the Bond Fund and Juno Fund may be compared to various unmanaged indices, including, but not limited to, the Shearson Lehman Government (LT) Index.

Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), and CDA Investment Technologies, Inc., among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Performance figures are based on historical results and are not intended to indicate future performance.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

CALCULATION OF RETURN QUOTATIONS

For purposes of quoting and comparing the performance of a Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Under the rules of the SEC ("SEC Rules"), Funds advertising performance must include total return quotes calculated according to the following formula:

                                        n
                                  P(1+T) = ERV

         Where:   P =     a hypothetical initial payment of $1,000;

                  T =     average annual total return;

                  n =     number of years (1, 5, or 10); and

                  ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Trust. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the Trust's Prospectus on the reinvestment dates during the period. Total return, or 'T' in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

For the one-year period, five-year period and period from the respective commencement of continuous operations of the Funds/Rydex Subaccounts ended December 31, 1999, the average annual compounded rate of return of the respective Funds, assuming the reinvestment of all dividends and distributions, was as follows:

                                              AVERAGE ANNUAL TOTAL RETURN FISCAL YEAR END
-------------------------------------------------------------------------------------------------------
                                    ONE YEAR      FIVE YEARS         INCEPTION            SINCE
        FUND                                                            DATE            INCEPTION
                                                                     (MM/DD/YY)
-------------------------------------------------------------------------------------------------------
Nova Fund                             23.28%         n/a              05/07/97            28.83%
-------------------------------------------------------------------------------------------------------
Ursa Fund                            -15.06%         n/a              06/10/97           -19.51%
-------------------------------------------------------------------------------------------------------
OTC Fund                             101.32%         n/a              05/07/97            67.70%
-------------------------------------------------------------------------------------------------------
Juno Fund                             19.66%         n/a              03/03/98            4.93%
-------------------------------------------------------------------------------------------------------
U.S. Government Bond Fund            -20.45%         n/a              08/18/98            -0.53%
-------------------------------------------------------------------------------------------------------
Precious Metals Fund                  -3.58%         n/a              05/29/97           -20.04%
-------------------------------------------------------------------------------------------------------
U.S. Government Money Market Fund      3.92%         n/a              05/07/97             1.84%
-------------------------------------------------------------------------------------------------------

INFORMATION ON COMPUTATION OF YIELD

THE U.S. GOVERNMENT BOND FUND
In addition to the total return quotations discussed above, the Bond Fund also may advertise its yield based on a thirty-day (or one month) period ended on the date of the most recent balance sheet included in the Trust's Registration Statement, computed by dividing the net investment income per share of the

Fund earned during the period by the maximum offering price per Fund share on the last day of the period, according to the following formula:

                                 YIELD = 2(a-b    6
                                           --- +1) -1
                                           cd


         Where:   a =     dividends and interest earned during the period;

                  b =     expenses accrued for the period (net of
                          reimbursements);

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

                  d = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the Bond Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in the Bond Fund's portfolio (assuming a month of thirty days), and (iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

The Bond Fund from time to time may also advertise its yield based on a thirty-day period ending on a date other than the most recent balance sheet included in the Trust's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

Any quotation of performance stated in terms of yield (whether based on a thirty-day or one month period) will be given no greater prominence than the information prescribed under SEC Rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost of such shares.

The Bond Fund's yield, as of December 31, 1999, based on a thirty-day base period, was approximately 4.23%.

THE MONEY MARKET FUND
The Money Market Fund's annualized current yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365 divided by 7.

The Money Market Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The Money Market Fund's annualized effective yield and annualized current yield, for the seven-day period ended December 31, 1999, were 3.81% and 4.16%, respectively.

The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality, and maturities of the investments held by the Money Market Fund and changes in interest rates on such investments, but also on changes in the Money Market Fund's expenses during the period.

Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Money Market Fund's yield fluctuates.

PURCHASE AND REDEMPTION OF SHARES

SUSPENSION OF THE RIGHT OF REDEMPTION
The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading on the NYSE is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of fund investors. In cases where NASDAQ, the CME, Chicago Board Options Exchange ("CBOE") or the CBOT, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right to redemption to be suspended.

HOLIDAYS
The NYSE, the Federal Reserve Bank of New York, the NASDAQ, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King Jr.'s Birthday, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Columbus Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time.

REDEMPTIONS IN-KIND
The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described in the Trust's Prospectus under "Dividends and Distributions." In general, all such distributions of a Fund automatically will be reinvested without charge in additional shares of the same Fund.

The Money Market Fund intends to declare dividends daily from net investment income (and net short-term capital gains, if any) and distribute such dividends monthly. Net income, for dividend purposes, includes accrued interest and accretion of original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Money Market Fund. Net income will be calculated immediately prior to the determination of net asset value per share of the Money Market Fund.

The Trustees may revise the dividend policy, or postpone the payment of dividends, if the Money Market Fund should have or anticipate any large unexpected expense, loss, or fluctuation in net assets which, in the opinion of the Trustees, might have a significant adverse effect on shareholders of the Money Market Fund. On occasion, in order to maintain a constant $1.00 per share net asset value for the Money Market Fund, the Trustees may direct that the number of outstanding shares of the Money Market Fund be reduced in each shareholder's account.

With respect to the investment by the Bond Fund in U.S. Treasury zero coupon bonds, a portion of the difference between the issue price of zero coupon securities and the face value of such securities (the "original issue discount") is considered to be income to the Bond Fund each year, even though the Bond Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Bond Fund which must be distributed to shareholders of the Bond Fund in order to maintain the qualification of the Bond Fund as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), as described immediately below under "Regulated Investment Company Status," and to avoid federal income tax at the level of the Bond Fund.

REGULATED INVESTMENT COMPANY STATUS
As a RIC, a Fund would not be subject to federal income taxes on the net investment income and capital gains that the Fund distributes to the Fund's shareholders.

Each of the Funds will seek to qualify for treatment as a RIC under the Code. Provided that a Fund (i) is a RIC and (ii) distributes at least 90% of the Fund's net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized long- and short-term capital gains, if any, are distributed to the Fund's shareholders. To avoid an excise tax on its undistributed income, each Fund generally must distribute at least 98% of its income, including its net long-term capital gains. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test"). Income from investments in precious metals and in precious minerals will not qualify as gross income from "securities" for purposes of the 90% Test. The Precious Metals Fund, therefore, intends to restrict its investment in precious metals and in precious minerals to avoid a violation of the 90% Test.

If a Fund were to fail to qualify as a RIC for one or more taxable years, the Fund could then qualify (or re-qualify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. The fund might also be required to pay to the U.S. Internal Revenue Service (the "IRS") interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and an interpretative notice issued by the IRS, if the Fund should fail to qualify as an RIC and should thereafter seek to re-qualify as a RIC, the Fund may be subject to tax on the excess (if any) of the fair market of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to re-qualify as a RIC.

If a Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

SECTION 817(h) DIVERSIFICATION
Section 817(h) of the Code requires that the assets of each Fund be adequately diversified so that insurance companies that invest in their shares, and not variable annuity contract owners, are considered the owners of the shares for federal income tax purposes. Each Fund ordinarily must satisfy the diversification requirements within one year after contract owner funds are first allocated to the particular Fund. In order to meet the diversification requirements of regulations issued under Section 817(h), each Fund will meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. Each Fund must meet the above diversification requirements within 30 days of the end of each calendar quarter.

SPECIAL CONSIDERATIONS APPLICABLE TO THE SECTOR FUNDS
In general, with respect to the Sector Funds, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures, or forward contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

The Sector Funds may incur a liability for dividend withholding tax as a result of investment in stock or securities of foreign corporations. If, at any year end, more than 50% of the assets of a Fund are comprised of stock or securities of foreign corporations, a Fund may elect to "pass through" to shareholders the amount of foreign taxes paid by that Fund. A Fund will make such an election only if that Fund deems this to be in the best interests of its shareholders. If a Fund does not qualify to make this election or does qualify, but does not choose to do so, the imposition of such taxes would directly reduce the return to an investor from an investment in that Fund.

OPTIONS TRANSACTIONS BY THE FUNDS
If a call option written by a Fund expires, the amount of the premium received by the Fund for the option will be short-term or long-term capital gain to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract. If such an option is closed by a Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term or long-term capital gain or loss depending on the Fund's holding period for the underlying security or underlying futures contract. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

With respect to call options purchased by a Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

A Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. A Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

Each of the Nova Fund, Ursa Fund, OTC Fund, Arktos Fund, and Sector Funds in its operations also will utilize options on stock indices. Options on "broad based" stock indices are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any nonequity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

The trading strategies of each of the Nova Fund, Ursa Fund, OTC Fund, Arktos Fund, and Sector Funds involving nonequity options on stock indices may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. Each of these four Funds will also have available to the Fund a number of elections under the Code concerning the treatment of option transactions for tax purposes. Each such Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

A Fund's transactions in options, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code. However, it is the intention of each Fund's portfolio management to limit gains from such investments to less than 10% of the gross income of the Fund during any fiscal year in order to maintain this qualification.

OTHER ISSUES
Each Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this Statement of Additional Information in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

VOTING RIGHTS
You receive one vote for every full Fund share owned. Each Fund or class of a Fund will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware business trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 1-800-820-0888 or 301-468-8520, or by writing to the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

CODE OF ETHICS
The Board of Trustees of the Trust has adopted a Combined Code of Ethics (the "Code") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code. The Code applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. The Code is on file with the Securities and Exchange Commission, and is available to the public.

REPORTING
You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES
You may visit the Trust's web site at www.rydexfunds.com or call 800-820-0888 or 301-468-8520 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP, serves as counsel to the Trust.

AUDITORS AND CUSTODIAN

Deloitte & Touche LLP, are the auditors and the independent certified public accountants of the Trust and each of the Funds. Firstar Bank, N.A. (the "Custodian"), Star Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of each Fund and keeps all necessary related accounts and records.

FINANCIAL STATEMENTS

The Trust's financial statements for the fiscal year ended December 31, 1999, including notes thereto and the report of Deloitte & Touche LLP are incorporated by reference into this SAI. A copy of the Trust's Annual Report to Shareholders (the "Annual Report") must accompany the delivery of this Statement of Additional Information.

                                   APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS
GROUP CORPORATE BOND RATINGS

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A -- Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC -- Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS
Aaa -- Bonds rate "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rate "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in "Aaa" securities.

A -- Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa -- Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                   PROSPECTUS

                              RYDEX VARIABLE TRUST

                                 TITAN 500 FUND
                                TEMPEST 500 FUND
                                VELOCITY 100 FUND
                                VENTURE 100 FUND

         6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852
                         800-820-0888     301-468-8520
                               www.rydexfunds.com



Rydex Variable Trust (the "Trust") is a no-load mutual fund complex with thirty separate investment portfolios (the "Rydex Funds"), four of which are described in this Prospectus. The Funds are the Titan 500, Tempest 500, Velocity 100, and Venture 100 Funds (the "Funds" or the "Dynamic Funds"). Shares of the Funds are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity account investors should also review the separate account prospectus prepared by their insurance company.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



May 1, 2000

RISK/RETURN INFORMATION COMMON TO THE FUNDS

THE FUNDS' INVESTMENT OBJECTIVES

      Each Fund has a separate investment objective. THE INVESTMENT OBJECTIVE OF EACH FUND IS NON-FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

RISKS OF INVESTING IN THE FUNDS

The value of the Funds may fluctuate. In addition, Fund shares:

         -         MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY
      -   ARE NOT FEDERALLY INSURED
      -   ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY
      -   ARE NOT BANK DEPOSITS
      -   ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

                       FUND INFORMATION -- TITAN 500 FUND

FUND OBJECTIVE
      The Titan 500 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the S&P 500 Index(R) (the "S&P 500 Index").

      If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the S&P 500 Index. When the value of the S&P 500 Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Index (e.g., if the S&P 500 Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).

PORTFOLIO INVESTMENT STRATEGY
      The Fund employs as its investment strategy a program of investing in leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may purchase equity securities, engage in equity index swaps, and enter into repurchase agreements.

RISK CONSIDERATIONS
      The Fund is subject to a number of risks that will affect the value of its shares, including:

      - EQUITY RISK -- The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

      - LEVERAGING RISK -- The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

      - TRACKING ERROR RISK -- The Advisor may not be able to cause the Fund's performance to match that of the Fund's benchmark, either on a daily or aggregate basis. Tracking Error may cause the Fund's performance to be less than you expect.

      - TRADING HALT RISK -- If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

FUND PERFORMANCE AND FEE INFORMATION

TITAN 500 FUND PERFORMANCE
         The Titan 500 Fund is new and therefore does not have a performance history for a full calendar year.

                      FUND INFORMATION -- TEMPEST 500 FUND

FUND OBJECTIVE
      The Tempest 500 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) performance of the S&P 500 Index.

      If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any decrease in the S&P 500 Index (e.g., if the S&P 500 Index goes down by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the S&P 500 Index increases, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any increase in the Index (e.g., if the S&P 500 Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).

PORTFOLIO INVESTMENT STRATEGY
      The Fund employs as its investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices. Short sales and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may engage in equity index swaps and enter into repurchase agreements.

RISK CONSIDERATIONS
      The Fund is subject to a number of risks that will affect the value of its shares, including:

      - EQUITY RISK -- The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

      - LEVERAGING RISK -- The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

      - TRACKING ERROR RISK -- The Advisor may not be able to cause the Fund's performance to match that of the Fund's benchmark, either on a daily or aggregate basis. Tracking Error may cause the Fund's performance to be less than you expect.

      - TRADING HALT RISK -- If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

FUND PERFORMANCE AND FEE INFORMATION

TEMPEST 500 FUND PERFORMANCE
         The Tempest 500 Fund is new and therefore does not have a performance history for a full calendar year.

                      FUND INFORMATION -- VELOCITY 100 FUND

FUND OBJECTIVE
      The Velocity 100 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the NASDAQ 100 Index(R) (the "NASDAQ 100 Index").

      If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the NASDAQ 100 Index. When the value of the NASDAQ 100 Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Index (e.g., if the NASDAQ 100 Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).

PORTFOLIO INVESTMENT STRATEGY
      The Fund employs as its investment strategy a program of investing in leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may purchase equity securities, engage in equity index swaps, and enter into repurchase agreements.

RISK CONSIDERATIONS
      The Fund is subject to a number of risks that will affect the value of its shares, including:

      - EQUITY RISK --The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

      - LEVERAGING RISK -- The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

      - TRACKING ERROR RISK -- The Advisor may not be able to cause the Fund's performance to match that of the Fund's benchmark, either on a daily or aggregate basis. Tracking Error may cause the Fund's performance to be less than you expect.

      - TRADING HALT RISK -- If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

FUND PERFORMANCE AND FEE INFORMATION

VELOCITY 100 FUND PERFORMANCE
         The Velocity 100 Fund is new and therefore does not have a performance history for a full calendar year.

                      FUND INFORMATION -- VENTURE 100 FUND

FUND OBJECTIVE
      The Venture 100 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) performance of the NASDAQ 100 Index.

      If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any decrease in the NASDAQ 100 Index (e.g., if the NASDAQ 100 Index goes down by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the NASDAQ 100 Index increases, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any increase in the Index (e.g., if the NASDAQ 100 Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).

PORTFOLIO INVESTMENT STRATEGY
      The Fund employs as its investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices. Short sales and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may engage in equity index swaps and enter into repurchase agreements.

RISK CONSIDERATIONS
      The Fund is subject to a number of risks that will affect the value of its shares, including:

      - EQUITY RISK -- The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

      - LEVERAGING RISK -- The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

      - TRACKING ERROR RISK -- The Advisor may not be able to cause the Fund's performance to match that of the Fund's benchmark, either on a daily or aggregate basis. Tracking Error may cause the Fund's performance to be less than you expect.

      - TRADING HALT RISK -- If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

FUND PERFORMANCE AND FEE INFORMATION

VENTURE 100 FUND PERFORMANCE
         The Venture 100 Fund is new and therefore does not have a performance history for a full calendar year.

MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

THE DYNAMIC FUNDS' INVESTMENT OBJECTIVES
         Each Fund's objective is to provide investment results that match the performance of a specific benchmark. The current benchmark used by each Fund is set forth below:


---------------------------------------- -----------------------------------------------------------------------------------------
  FUND                                            BENCHMARK
---------------------------------------- -----------------------------------------------------------------------------------------
Titan 500 Fund                           200% of the performance, measured on a daily basis, of the S&P 500 Index-Registered
                                         Trademark-
---------------------------------------- -----------------------------------------------------------------------------------------
Tempest 500 Fund                         200% of the inverse (opposite) performance, measured on a daily basis, of the S&P 500
                                         Index-Registered Trademark-
---------------------------------------- -----------------------------------------------------------------------------------------
Velocity 100 Fund                        200% of the performance, measured on a daily basis, of the NASDAQ 100 Index-Registered
                                         Trademark-
---------------------------------------- -----------------------------------------------------------------------------------------
Venture 100 Fund                         200% of the inverse (opposite) performance, measured on a daily basis, of the NASDAQ
                                         100 Index-Registered Trademark-
---------------------------------------- -----------------------------------------------------------------------------------------

A BRIEF GUIDE TO THE BENCHMARKS.

THE S&P 500 INDEX. The S&P 500 Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis.

THE NASDAQ 100 INDEX. The NASDAQ 100 Index is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System ("NASDAQ").

ADVISOR'S INVESTMENT METHODOLOGY

         In managing the Dynamic Funds, the Advisor uses a "passive" investment strategy to manage each Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor's primary objective is to match the performance of each Fund's benchmark as closely as possible on a daily basis. The Advisor uses quantitative analysis techniques to structure each Fund to obtain the highest correlation to its particular benchmark. The Advisor does not engage in temporary defensive investing, keeping each Fund's assets fully invested in all market environments. The Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

         The Advisor pursues the Funds' investment objectives by regularly utilizing leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices. In addition, the Advisor will regularly utilize short selling techniques designed to help the Tempest 500 Fund's and the Venture 100 Fund's performance to inversely correlate to the performance of the S&P 500 Index and the NASDAQ 100 Index, respectively.


RISKS OF INVESTING IN THE FUNDS

         As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK -- The Funds invest primarily in equity securities as well as instruments that attempt to track the price movement of equity indices as well as equity securities, including common stocks. Investments in equity securities and equity derivatives in general are subject to market risks that cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Funds' equity securities and equity derivatives may fluctuate drastically from day to day. This price volatility is the principal risk of investing in equity securities. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FUTURES AND OPTIONS RISK -- The Funds will invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

      FUTURES CONTRACTS -- Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

      OPTIONS -- The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When selling call options on securities, a Fund may cover its position by owning the underlying security or by owning a call option on the underlying security. Alternatively, a Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option sold.

The risks associated with the Funds' use of futures and options contracts include:

    - There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

    - A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts and options.

     - Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Funds may be unable to close out their futures contracts at a time which is advantageous.

     - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     - Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

INDUSTRY CONCENTRATION RISK-- None of the Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; EXCEPT THAT, to the extent a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the Velocity 100 Fund's and the Venture 100 Fund's benchmark - the NASDAQ 100 Index- is concentrated in technology companies. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry is that the Fund will be more susceptible to the risks associated with those issuers (or that industry) than a fund that does not concentrate its investments.

NON-DIVERSIFICATION RISK -- Each Fund is non-diversified and may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

TRACKING ERROR RISK -- While the Funds do not expect returns to deviate significantly from their respective benchmarks on a daily basis, certain factors may affect their ability to achieve close correlation. These factors may include Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage. The cumulative effect of these factors may over time cause the Funds' returns to deviate from their respective benchmarks on an aggregate basis. The magnitude of any tracking error may be affected by a higher portfolio turnover rate.

TRADING HALT RISK -- The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

EARLY CLOSING RISK -- The normal close of trading of securities listed on NASDAQ and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Standard Time. Unanticipated early closings of the equity markets may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

SHORT SALES RISK (TEMPEST 500 FUND AND VENTURE 100 FUND) -- Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

SWAPS RISKS -- The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.


                         PURCHASING AND REDEEMING SHARES

         Shares are offered continuously, and may be purchased on any day that both the NYSE is open for business and the index underlying the Funds' benchmark is published (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the Securities and Exchange Commission ("SEC"), the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

         Shares of each Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts and by certain pension, profit sharing and other retirement plans. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems Shares of each Fund based on, among other things, the amount of net Contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

         All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, and as permitted by the SEC, the right of redemption may be suspended, or the date of payment postponed: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists so that disposal of Fund investments or the determination of net asset value per share ("NAV") is not reasonably practicable; or (3) for such other periods as the SEC, by order, may permit for protection of fund investors. In cases where NASDAQ, the CME, Chicago Board Options Exchange ("CBOE") or the CBOT, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right of redemption to be suspended.

NET ASSET VALUE
         The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day after the close of the NYSE (currently, 4:00 p.m., Eastern Standard Time). If the exchange or market where a Fund's securities or other investments are primarily traded closes early, the NAV may be calculated earlier in accordance with the policies set forth in the Fund's SAI.

         TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

                             MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR
         Rydex Global Advisors (the "Advisor"), 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the PADCO Advisors II, Inc., Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

         The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds pay the Advisor a fee at an annualized rate, based on the average daily net assets for each Fund, as set forth below:


----------------------------------------------------------- --------------------------------------------------------
                           FUND                                                  ADVISORY FEE
----------------------------------------------------------- --------------------------------------------------------
Titan 500 Fund                                                                       0.90%
----------------------------------------------------------- --------------------------------------------------------
Tempest 500 Fund                                                                     0.90%
----------------------------------------------------------- --------------------------------------------------------
Velocity 100 Fund                                                                    0.90%
----------------------------------------------------------- --------------------------------------------------------
Venture 100 Fund                                                                     0.90%
----------------------------------------------------------- --------------------------------------------------------

         The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

         Each Dynamic Fund is managed by a team and no one person is responsible for making investment decisions.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS
         Income dividends and capital gain distributions are paid at least annually to the insurance company by each of the Funds. The Trust may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

         Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to Shareholders. A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for Federal income tax purposes.

BENCHMARK INFORMATION

Neither the Titan 500 Fund nor the Tempest 500 Fund is sponsored, endorsed, sold, or promoted by Standard & Poor's Corp. (S&P); and neither the Velocity 100 Fund nor the Venture 100 Fund is sponsored, endorsed, sold, or promoted by NASDAQ or any of NASDAQ's affiliates (NASDAQ and its affiliates hereinafter collectively referred to as "NASDAQ").

Neither S&P nor NASDAQ make any representation or warranty, implied or express, to the investor in the Funds, or any member of the public, regarding the advisability of investing in index funds or the ability of the S&P 500 Index-Registered Trademark-or the NASDAQ 100 Index-Registered Trademark-, respectively, to track general stock market performance.

Neither S&P nor NASDAQ guarantees the accuracy and/or the completeness of the S&P 500 Index-Registered Trademark- and the NASDAQ 100 Index-Registered Trademark-, respectively, or any data included therein.

Neither S&P nor NASDAQ makes any warranty, express or implied, as to results to be obtained by any of the Funds, the investors in the Funds, or any person or entity from the use of the S&P 500 Index-Registered Trademark- or the NASDAQ 100 Index-Registered Trademark-, respectively, or any data included therein.

Neither S&P nor NASDAQ makes any express or implied warranties of merchantability or fitness for a particular purpose for use with respect to the S&P 500 Index-Registered Trademark- or the NASDAQ 100 Index-Registered Trademark-, respectively, or any data included therein.

Additional information about the Funds is included in a Statement of Additional
    Information dated May 1, 2000 (the "SAI"), which contains more detailed information about the Funds. The SAI has been filed with the Securities and
     Exchange Commission ("SEC") and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains a web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-800-SEC-0330).
 You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
                              publicinfo@sec.gov.

  You may obtain a copy of the SAI or the annual or semi-annual reports of the Trust without charge by calling 1-301-468-8520 collect or by writing to Rydex
  Variable Trust, at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852. Additional information about the investments of the Trust is available in the annual and semi-annual reports. Also, in the annual report of the Trust, you will find a discussion of the market conditions and investment strategies that significantly affected performance during its last fiscal year.



        NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN
      CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY
       THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.







                The Trust's SEC registration number is 811-08821.

                       STATEMENT OF ADDITIONAL INFORMATION

                              RYDEX VARIABLE TRUST

                                  DYNAMIC FUNDS

                       6116 EXECUTIVE BOULEVARD, SUITE 400
                            ROCKVILLE, MARYLAND 20852

                                 1-800-820-0888
                                  301-468-8520

                               WWW.RYDEXFUNDS.COM

Rydex Variable Trust (the "Trust") is a no-load mutual fund complex with thirty separate investment portfolios (the "Funds"). This Statement of Additional Information ("SAI") relates to shares of the following portfolios:

                                 TITAN 500 FUND
                                TEMPEST 500 FUND
                                VELOCITY 100 FUND
                                VENTURE 100 FUND

This SAI is not a prospectus. It should be read in conjunction with the Trust's Dynamic Funds Prospectus, dated May 1, 2000. A copy of the Trust's Prospectus is available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone number above.


                      The date of this SAI is May 1, 2000.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                PAGE
GENERAL INFORMATION ABOUT THE TRUST ............................................. 3

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS ................................ 3

INVESTMENT RESTRICTIONS ........................................................ 12

PORTFOLIO TRANSACTIONS AND BROKERAGE ........................................... 14

MANAGEMENT OF THE TRUST ........................................................ 16

DETERMINATION OF NET ASSET VALUE ............................................... 21

PERFORMANCE INFORMATION ........................................................ 22

CALCULATION OF RETURN QUOTATIONS ............................................... 23

PURCHASE AND REDEMPTION OF SHARES .............................................. 23

DIVIDENDS, DISTRIBUTIONS, AND TAXES ............................................ 24

OTHER INFORMATION .............................................................. 26

COUNSEL ........................................................................ 27

AUDITORS AND CUSTODIAN ......................................................... 27

APPENDIX ...................................................................... A-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware business trust on June 11, 1998. The Trust is permitted to offer separate portfolios of shares. Shares of the Funds are available through certain deferred variable annuity and variable insurance contracts ("Contracts") offered through insurance companies, as well as to certain retirement plan investors. Additional Funds and/or classes may be created from time to time.

Currently, the Trust has thirty separate series. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities. This SAI relates to shares of the Titan 500, Tempest 500, Velocity 100, and Venture 100 Funds (the "Funds").

The Trust is a successor to The Rydex Advisor Variable Annuity Account (the "Separate Account"), and the subaccounts of the Separate Account (the "Rydex Subaccounts"). The Rydex Subaccounts were divided into the Nova, Ursa, Juno, OTC, Precious Metals, U.S. Government Bond, and Money Market Subaccounts. A substantial portion of the assets of each of the Rydex Subaccounts was transferred to the respective Funds of the Trust in connection with the commencement of operations of the Trust. To obtain historical financial information about the Rydex Subaccounts, please call, collect, 1-800-820-0888.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

GENERAL
Each Fund's investment objective and principal investments are described in the Prospectus. The following information supplements, and should be read in conjunction with, those sections of the Prospectus.

Portfolio management is provided to each Fund by the Trust's investment adviser, PADCO Advisors II, Inc., a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852. PADCO Advisors II, Inc. operates under the name Rydex Global Advisors (the "Advisor"). The investment strategies of the Funds discussed below and in the Prospectus may be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund. A Fund is free to reduce or eliminate its activity in any of those areas without changing the Fund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of that Fund's objectives.

BORROWING
The Funds may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share ("NAV") of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Funds intend to use leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

ILLIQUID SECURITIES
Each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund's net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Each Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "Commission"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security.
The trustees of the Trust (the "Trustees") have delegated the responsibility for determining the liquidity of Rule 144A restricted securities, which may be invested in by a Fund, to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
The Funds presently may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act. A Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or
(iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund, such as through a master-feeder arrangement.

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment advisor and the other expenses that the Fund bears directly in connection with the Fund's own operations.

LENDING OF PORTFOLIO SECURITIES
Subject to the investment restrictions set forth below, each of the Funds may lend portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. A Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which the Fund's shares are qualified for sale, and the Funds will not lend more than 33a% of the value of the Fund's total assets. Loans would be subject to termination by the lending Fund on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund and that Fund's shareholders. A lending Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

OPTIONS TRANSACTIONS

OPTIONS ON SECURITIES. The Titan 500 Fund and the Velocity 100 Fund may buy call options and write (sell) put options on securities, and the Tempest 500 Fund and the Venture 100 Fund may buy put options and write call options on securities for the purpose of realizing the Funds' investment objective. By writing a call option on securities, a Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Option Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are illiquid.

OPTIONS ON SECURITY INDICES. The Titan 500 Fund and the Velocity 100 Fund may purchase call options and write put options, and the Tempest 500 Fund and Venture 100 Fund may purchase put options and write call options, on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Fund's investment objective.

Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When a Fund writes a covered option on an index, the Fund will be required to deposit and maintain with a custodian cash or liquid securities equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian cash or liquid securities equal in value to the deficiency.

OPTIONS ON FUTURES CONTRACTS. Under Commodities Futures Trading Commission ("CFTC") Regulations, a Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (I.E., the amount by which the exercise price of the put option exceeds the current market value of the underlying security, or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

When a Fund purchases or sells a stock index futures contract, or sells an option thereon, the Fund "covers" its position. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

A Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

SWAP AGREEMENTS
The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

PORTFOLIO TURNOVER
The Trust anticipates that investors in the Funds, as part of an asset allocation investment strategy, will frequently purchase and/or redeem shares of the Funds . The nature of the Funds as asset allocation tools will cause the Funds to experience substantial portfolio turnover. (See "More Information
About Fund Investments and Risk" in the Trust's Prospectus). Because each Fund's portfolio turnover rate, to a great extent, will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate will be in the future.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have remaining maturity of less than one year. The Funds expect to hold most of their investments in short-term options and futures contracts, which are excluded for purposes of computing portfolio turnover. Therefore, based on the above formula, each Fund expects a portfolio turnover rate of approximately 0%.

REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS
The Tempest 500 Fund and the Venture 100 Fund may use reverse repurchase agreements as part of that Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when this will be to the Fund's advantage to do so. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SHORT SALES
The Tempest 500 Fund and the Venture 100 Fund may engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Tempest 500 Fund or the Venture 100 Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. Each of the Funds may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions. The Titan 500 Fund and the Velocity 100 Fund each may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. These Funds may make a short sale when the Fund wants to sell the security the Fund owns at a current attractive price, in order to hedge or limit the exposure of the Fund's position.

STOCK INDEX FUTURES CONTRACTS
A Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time a Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

TRACKING ERROR
The Funds do not expect that the returns over a year will deviate adversely from their respective benchmarks by more than ten percent. But several factors may affect their ability to achieve this correlation. Among these are: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) less than all of the securities in the benchmark being held by a Fund and securities not included in the benchmark being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holds instruments traded in a market that has become illiquid or disrupted; (6) Fund share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; or (9) market movements that run counter to a leveraged Fund's investments. Market movements that run counter to a leveraged Fund's investments will cause some divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging. The magnitude of the divergence is dependent upon the magnitude of the market movement, its duration, and the degree to which the Fund is leveraged. The tracking error of a leveraged Fund is generally small during a well-defined up trend or downtrend in the market when measured from price peak to price peak, absent a market decline and subsequent recovery, however, the deviation of the Fund from its benchmark may be significant.

U.S. GOVERNMENT SECURITIES
The Funds may invest in U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the

Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's net asset value. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES
The following investment limitations (and those set forth in the Prospectuses) are fundamental policies of the Funds which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

A Fund shall not:

     1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of a least 300% is required for all borrowing, except where the

          Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

     2. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

     3. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

     4. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

     5. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

     6. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and
          (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

     7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark selected for a particular Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

NON-FUNDAMENTAL POLICIES
The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board of Trustees.

Each Fund may not:

     1.   Invest in warrants.

     2.   Invest in real estate limited partnerships.

     3.   Invest in mineral leases.

     4. Pledge, mortgage or hypothecate assets except to secure borrowing permitted by the Fund's fundamental limitation on borrowing.

     5.   Invest in companies for the purpose of exercising control.

     6. Purchase securities on margin or effect short sales, except that a Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

     7. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

     8. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

The foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

The Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the Funds and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the Funds and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the Funds and the other client accounts.

The policy of each Fund regarding purchases and sales of securities for the Fund's portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the

Fund and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

Purchases and sales of U.S. Government securities are normally transacted through issuers, underwriters or major dealers in U.S. Government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

In managing the investment portfolios of the Funds, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Advisor. In addition, Section 28(e) of the Securities Exchange Act of 1934 permits the Advisor to cause a Fund to pay commission rates in excess of those another dealer or broker would have charged for effecting the same transaction, if the Advisor determines, in good faith, that the commission paid is reasonable in relation to the value of brokerage and research services provided. While the Advisor currently does not intend to pay higher commissions to dealers and brokers who supply it with brokerage and research services, in the event such higher payments would be made or are deemed to have been made, such higher payments would be in accordance with Section 28(e).

Such research services may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, analysis of corporate responsibility issues or in the form of access to various computer-generated data, computer hardware and software. Such research may be provided by brokers and dealers in the form of written reports, telephone contacts and personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives. Brokerage services and equipment may facilitate the execution and monitoring of securities transactions, for example, by providing rapid communications with financial markets and brokers or dealers, or by providing real-time tracking of orders, settlements, investment positions and relevant investment criteria and restrictions applicable to the execution of securities transactions. In some cases, brokerage and research services are generated by third parties but are provided to the Advisor by or through brokers and dealers. The Advisor may allocate brokerage for research services that are also available for cash, where appropriate and permitted by law. The Advisor may also pay cash for certain research services received from external sources.

In addition, the information and services received by the Advisor from brokers and dealers may not in all cases benefit a Fund directly. For example, such information and services received by the Advisor as a result of the brokerage allocation of one of the Funds may be of benefit to the Advisor in the management of other accounts of the Advisor, including other Funds of the Trust and other investment companies advised by the Advisor. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor's expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

MANAGEMENT OF THE TRUST

The Trustees are responsible for the general supervision of the Trust's business. The day-to-day operations of the Trust are the responsibilities of the Trust's officers. The names and addresses (and ages) of the Trustees and the officers of the Trust and the officers of the Advisor, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested Trustees will be paid by the Trust.

TRUSTEES

*ALBERT P. VIRAGH, JR. (58)

     Chairman of the Board of Trustees and President of Rydex Series Funds, a registered mutual fund, 1993 to present; Chairman of the Board of Trustees and President of Rydex Variable Trust, a registered mutual fund, 1998 to present; Chairman of the Board of Trustees and President of Rydex Dynamic Funds, a registered mutual fund, 1999 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Advisors, Inc., investment adviser, 1993 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Service Company, Inc., shareholder servicer and transfer agent, 1993 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Advisors II, Inc., investment adviser, 1998 to present; Chairman of the Board of Directors, President, and Treasurer of Rydex Distributors, Inc., a registered broker-dealer firm, 1996 to present; Vice President of Rushmore Investment Advisors Ltd., a registered investment adviser, 1985 to 1993. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

COREY A. COLEHOUR (53)

     Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Senior Vice President of Marketing of Schield Management Company, a registered investment adviser, 1985 to present. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.





--------------------------

*/ This trustee is deemed to be an "interested person" of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

J. KENNETH DALTON (58)

     Trustee of Rydex Series Funds, 1995 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Mortgage Banking Consultant and Investor, The Dalton Group, a real estate company, 1995 to present; President, CRAM Mortgage Group, Inc., 1966 to 1995. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

JOHN O.  DEMARET (59)

     Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Founder and Chief Executive Officer, Health Cost Controls America, Chicago, Illinois, 1987 to 1996; Sole Practitioner, Chicago, Illinois, 1984 to 1987; General Counsel for the Chicago Transit Authority, 1981 to 1984; Senior Partner, O'Halloran, LaVarre & Demaret, Northbrook, Illinois, 1978 to 1981.
     Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

PATRICK T.  MCCARVILLE (57)

     Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Founder and Chief Executive Officer, Par Industries, Inc., Northbrook, Illinois, 1977 to present; President and Chief Executive Officer, American Health Resources, Northbrook, Illinois, 1984 to 1986. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

ROGER SOMERS (54)

     Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; President, Arrow Limousine, 1963 to present. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

OFFICERS

ROBERT M. STEELE (41)

         Secretary and Vice President of Rydex Series Funds, 1994 to present; Secretary and Vice President of Rydex Variable Trust, 1998 to present; Secretary and Vice President of Rydex Dynamic Funds, 1999 to present; Vice President of Rydex Distributors, Inc., 1996 to present; Vice President of The Boston Company, Inc., an institutional money management firm, 1987 to 1994. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

CARL G. VERBONCOEUR (47)

         Vice President and Treasurer of Rydex Series Funds, 1997 to present; Vice President and Treasurer of the Rydex Variable Trust, 1998 to present; Vice President and Treasurer of Rydex Dynamic

     Funds, 1999 to present; Vice President of Rydex Distributors, Inc., 1997 to present; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment adviser, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

MICHAEL P. BYRUM (29)

     Vice President and Assistant Secretary of Rydex Series Funds, 1997 to present; Vice President and Assistant Secretary of the Rydex Variable Trust, 1998 to present; Vice President and Assistant Secretary of the Rydex Dynamic Funds, 1999 to present; Vice President and Senior Portfolio Manager of PADCO Advisors, Inc., investment adviser, 1993 to present; Vice President and Senior Portfolio Manager of PADCO Advisors II Inc., investment adviser, 1996 to present; Secretary of Rydex Distributors, Inc., 1996 to present; Investment Representative, Money Management Associates, a registered investment adviser, 1992 to 1993. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

JOHN FRANGOS (42)

     Vice President of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds from 1999 to present; Vice President of Operations of PADCO Service Company, Inc., 1998 to present; Vice President of Rydex Distributors, Inc., 1999 to present; Manager and Assistant Vice President, PFPC, Inc., a mutual fund service company, 1994 to 1998. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

The aggregate compensation paid by the Trust to each of its Trustees serving during the fiscal year ended December 31, 1999, is set forth in the table below:

====================================================================================================================
                                    AGGREGATE      PENSION OR RETIREMENT    ESTIMATED ANNUAL    TOTAL COMPENSATION
   NAME OF PERSON, POSITION     COMPENSATION FROM   BENEFITS ACCRUED AS      BENEFITS UPON      FROM FUND COMPLEX
                                      TRUST           PART OF TRUST'S          RETIREMENT         FOR SERVICE ON
                                                          EXPENSES                                THREE BOARDS**
--------------------------------------------------------------------------------------------------------------------
Albert P. Viragh, Jr.*,                $0                    $0                    $0                   $0
CHAIRMAN AND PRESIDENT
--------------------------------------------------------------------------------------------------------------------
Corey A. Colehour, TRUSTEE           $6,500                  $0                    $0                $29,000
--------------------------------------------------------------------------------------------------------------------
J. Kenneth Dalton,                   $6,500                  $0                    $0                $29,000
TRUSTEE
--------------------------------------------------------------------------------------------------------------------


                                       18

====================================================================================================================
                                    AGGREGATE      PENSION OR RETIREMENT    ESTIMATED ANNUAL    TOTAL COMPENSATION
   NAME OF PERSON, POSITION     COMPENSATION FROM   BENEFITS ACCRUED AS      BENEFITS UPON      FROM FUND COMPLEX
                                      TRUST           PART OF TRUST'S          RETIREMENT         FOR SERVICE ON
                                                          EXPENSES                                THREE BOARDS**
--------------------------------------------------------------------------------------------------------------------
Roger Somers,                        $6,500                  $0                    $0                $29,000
TRUSTEE
--------------------------------------------------------------------------------------------------------------------
John O. Demaret,                     $6,500                  $0                    $0                $29,000
TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Patrick T. McCarville,               $6,500                  $0                    $0                $29,000
TRUSTEE
====================================================================================================================

*    Denotes an "interested person" of the Trust.
** Each member of the Board of Trustees also serves as a Trustee to Rydex Series Funds and to Rydex Dynamic Funds.

THE ADVISORY AGREEMENT
Under an investment advisory agreement with the Advisor, dated August 11, 1998, the Advisor serves as the investment advisor for each series of the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Trustees and the officers of the Trust. As of March 31, 2000, net assets under management of the Advisor and its affiliates were approximately $8.5 billion. Pursuant to the advisory agreement with the Advisor, the Funds pay the Advisor according to the fees set forth in the prospectus.

The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees of the Trust who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

The Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90% of the average daily net assets of each Fund. The Advisor may, from time to time reimburse certain expenses of the Funds in order to limit the Funds' operating expenses as described in the prospectus. The Advisor's office is located at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852. PADCO Advisors II, Inc. was incorporated in the State of Maryland on July 5, 1994. Albert P. Viragh, Jr., the Chairman of the Board of Trustees and the President of the Advisor, owns a controlling interest in the Advisor.

THE SERVICE AGREEMENT
General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by PADCO Service Company, Inc. (the "Servicer"), 6116 Executive Boulevard,

Suite 400, Rockville, Maryland 20852, subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer. The Servicer is wholly-owned by Albert P. Viragh, Jr., who is the Chairman of the Board and the President of the Trust and the sole controlling person and majority owner of the Advisor.

Under the service agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the daily net assets of each Fund. Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions.

DISTRIBUTION
Pursuant to the Distribution Agreement adopted by the Trust, Rydex Distributors, Inc. (the "Distributor"), 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, acts as distributor for the shares of the Trust under the general supervision and control of the Trustees and the officers of the Trust.

INVESTOR SERVICES PLAN
Pursuant to an Investor Services Plan dated January 1, 1999, the Distributor directly, or indirectly through other service providers determined by the Distributor ("Service Providers"), provides investor services to owners of Contracts who, indirectly through insurance company separate accounts, invest in shares of the Funds ("Investors"). Investor services include some or all of the following: printing Fund prospectuses and statements of additional information and mailing them to Investors or to financial advisors who allocate funds for investments in shares of the Funds on behalf of Investors ("Financial Advisors"); forwarding communications from the Funds to Investors or Financial Advisors, including proxy solicitation material and annual and semiannual reports; assistance in facilitating and processing transactions in shares of the Funds in connection with strategic or tactical asset allocation investing; assistance in providing the Fund with advance information on strategic and tactical asset allocation trends and anticipated investment activity in and among the Funds; assisting Investors who wish or need to change Financial Advisors; and providing support services to Financial Advisors, including, but not limited to: (a) providing Financial Advisors with updates on policies and procedures; (b) answering questions of Financial Advisors regarding the Funds' portfolio investments; (c) providing performance information to Financial Advisors regarding the Funds; (d) providing information to Financial Advisors regarding the Funds' investment objectives; (e) providing investor account information to Financial Advisors; and (f) redeeming Fund shares, if necessary, for the payment of Financial Advisor fees.

For these services, the Trust compensates the Distributor at an annual rate not exceeding .25% of the Funds' average daily net assets. The Distributor is authorized to use its fee to compensate Services Providers for providing Investor services. The fee will be paid from the assets of the Funds and will be calculated and accrued daily and paid within fifteen (15) days of the end of each month.

COSTS AND EXPENSES
Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-interested Trustees' fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the Trustee fees and expenses for attendance at Trustee meetings for the Trustees of the Trust who are not affiliated with or interested persons of the Advisor.

DETERMINATION OF NET ASSET VALUE

The net asset value of a Fund serves as the basis for the purchase and redemption price of that Fund's shares. The net asset value per share of a Fund is calculated by dividing the market value of the Fund's securities plus the values of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.

Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of a Fund pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by a Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.

On days when the CBOT is closed during its usual business hours, but the shares of a Fund have been purchased, redeemed, and/or exchanged, the portfolio securities held by a Fund which are traded on the CBOT are valued at the earlier of (i) the time of the execution of the last trade of the day for a Fund in those CBOT-traded portfolio securities and (ii) the time of the close of the CBOT Evening Session. On days when the CBOT is closed during its usual business hours and there is no need for a Fund to execute trades on the CBOT, the value of the CBOT-traded portfolio securities held by a Fund will be the mean of the bid and asked prices for those CBOT-traded portfolio securities at the open of the CBOT Evening Session.

OTC securities held by a Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and the offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Trustees. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determination. The Trustees, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

PERFORMANCE INFORMATION

From time to time, each of the Funds may include the Fund's total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. See "Calculation of Return Quotations."

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Performance information for the Funds may be compared to various unmanaged indices, including, but not limited to, the S&P 500 Index-Registered Trademark- or the Dow Jones Industrial Average, the NASDAQ 100 Index-Registered Trademark-, and the NASDAQ Composite Index -Registered Trademark-.

Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), and CDA Investment Technologies, Inc., among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Performance figures are based on historical results and are not intended to indicate future performance.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

CALCULATION OF RETURN QUOTATIONS

For purposes of quoting and comparing the performance of a Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC Rules"), Funds advertising performance must include total return quotes calculated according to the following formula:

                                        n
                                  P(1+T) = ERV

         Where:      P =      a hypothetical initial payment of $1,000;

                     T =      average annual total return;

                     n =      number of years (1, 5, or 10); and

                     ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Trust In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the Trust's Prospectus on the reinvestment dates during the period. Total return, or `T' in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

PURCHASE AND REDEMPTION OF SHARES

SUSPENSION OF THE RIGHT OF REDEMPTION
The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for protection of fund investors. In cases where NASDAQ, the CME, Chicago Board Options Exchange ("CBOE") or the CBOT, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right to redemption to be suspended.

HOLIDAYS
The NYSE, the Federal Reserve Bank of New York, the NASDAQ, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King

Jr.'s Birthday, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Columbus Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time.

REDEMPTIONS IN-KIND
The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described in the Trust's Prospectus under "Dividends and Distributions." In general, all such distributions of a Fund automatically will be reinvested without charge in additional shares of the same Fund.

REGULATED INVESTMENT COMPANY ("RIC") STATUS
As a RIC, a Fund would not be subject to federal income taxes on the net investment income and capital gains that the Fund distributes to the Fund's shareholders.

Each of the Funds will seek to qualify for treatment as a RIC under the Code. Provided that a Fund (i) is a RIC and (ii) distributes at least 90% of the Fund's net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized long- and short-term capital gains, if any, are distributed to the Fund's shareholders. To avoid an excise tax on its undistributed income, each Fund generally must distribute at least 98% of its income, including its net long-term capital gains. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test").

If a Fund were to fail to qualify as a RIC for one or more taxable years, the Fund could then qualify (or re-qualify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. The Fund might also be required to pay to the U.S. Internal Revenue Service (the "IRS") interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and an interpretative notice issued by the IRS, if the Fund should fail to qualify as a RIC and should thereafter seek to re-qualify as a RIC, the Fund may be subject to tax on the excess (if any) of the fair market of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to re-qualify as a RIC.

If a Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in it's net asset value.

SECTION 817(H) DIVERSIFICATION
Section 817(h) of the Code requires that the assets of each Fund be adequately diversified so that insurance companies that invest in their shares, and not variable annuity contract owners, are considered the owners of the shares for federal income tax purposes. Each Fund ordinarily must satisfy the diversification requirements within one year after contract owner funds are first allocated to the particular Fund. In order to meet the diversification requirements of regulations issued under Section 817(h), each Fund will meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. Each Fund must meet the above diversification requirements within 30 days of the end of each calendar quarter.

OPTIONS TRANSACTIONS BY THE FUNDS
If a call option written by a Fund expires, the amount of the premium received by the Fund for the option will be short-term or long-term capital gain to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract. If such an option is closed by a Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term or long-term capital gain or loss depending on the Fund's holding period for the underlying security or underlying futures contract. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

With respect to call options purchased by a Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

A Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. A Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

Each of the Funds will utilize options on stock indices in its operations. Options on "broad based" stock indices are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any nonequity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

The trading strategies of each of the Funds involving nonequity options on stock indices may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. Each of these Funds will also have available to the Fund a number of elections under the Code concerning the treatment of option transactions for tax purposes. Each such Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

A Fund's transactions in options, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code. However, it is the intention of each Fund's portfolio management to limit gains from such investments to less than 10% of the gross income of the Fund during any fiscal year in order to maintain this qualification.

OTHER ISSUES
Each Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this Statement of Additional Information in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

VOTING RIGHTS
You receive one vote for every full Fund share owned. Each Fund will vote separately on matters relating solely to that Fund. All shares of the Funds are freely transferable.

As a Delaware business trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 1-800-820-0888 or 301-468-8520, or by writing to the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

CODE OF ETHICS
The Board of Trustees of the Trust has adopted a Combined Code of Ethics (the "Code") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code. The

Code applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. The Code is on file with the Securities and Exchange Commission, and is available to the public.

REPORTING
You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES
You may visit the Trust's web site at www.rydexfunds.com or call 1-800-820-0888 or 301-468-8520 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

AUDITORS AND CUSTODIAN

Deloitte & Touche LLP are the auditors and the independent certified public accountants of the Trust and each of the Funds. Firstar Bank, N.A. (the "Custodian"), Star Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of each Fund and keeps all necessary related accounts and records.

                                   APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS
GROUP CORPORATE BOND RATINGS

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A -- Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC -- Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS
Aaa -- Bonds rate "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rate "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in "Aaa" securities.

A -- Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa -- Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                     PART C

                                OTHER INFORMATION

ITEM 23.    EXHIBITS

(a)(1) Certificate of Trust of Rydex Variable Trust is incorporated by reference to Exhibit (a) of the Initial Registration Statement, filed on June 17, 1998.

(a)(2) Declaration of Trust of Rydex Variable Trust is incorporated by reference to Exhibit (a) of the Initial Registration Statement, filed on June 17, 1998.

(b) By-Laws are incorporated by reference to Exhibit (b) of the Initial Registration Statement, filed on June 17, 1998.

(c)         Not Applicable.

(d)(1) Investment Advisory Agreement between the Registrant and PADCO Advisors II, Inc. is incorporated herein by reference to Exhibit (d) of the Post-Effective Amendment No. 1 to this Registration Statement, filed on April 16, 1999.

(d)(2) Amendment to Investment Advisory Agreement between the Registrant and PADCO Advisors II, Inc. dated February 25, 2000 is filed herewith.

(e)(1) Distribution Agreement between the Registrant and PADCO Financial Services, Inc. is incorporated herein by reference to Exhibit (e)(1) of the Post-Effective Amendment No. 1 to this Registration Statement, filed on April 16, 1999.

(e)(2) Participation Agreement between the Registrant and PADCO Financial Services, Inc. is herein incorporated by reference to Pre-Effective Amendment No. 1 as filed on October 14, 1998.

(e)(3) Investor Service Agreement and Plan are incorporated herein by reference to Exhibit (e)(3) of the Post-Effective Amendment No. 1 to this Registration Statement, filed on April 16, 1999.

(e)(4) Amendments to Investor Services Agreement and Plan between Registrant and PADCO Service Company, Inc. Dated February 25, 2000 are filed herewith.

(f)         Not Applicable.

(g) Custodian Agreement between the Registrant and Star Bank, N.A. is herein incorporated by reference to Pre-Effective Amendment No. 1 as filed on October 14, 1998.

(h)(1) Service Agreement between the Registrant and PADCO Service Company, Inc. is incorporated herein by reference to Exhibit (h)(1) of the Post-Effective Amendment No. 1 to this Registration Statement, filed on April 16, 1999.

(h)(2) Accounting Services Agreement between the Registrant and PADCO Service Company, Inc. is incorporated herein by reference to Exhibit
            (h)(2) of the Post-Effective Amendment No. 1 to this Registration Statement, filed on April 16, 1999.

(h)(3) Amendment to Service Agreement between the Registrant and PADCO Service Company, Inc. dated February 25, 2000 is filed herewith.

(h)(4) Amendment to Accounting Services Agreement between the Registrant and PADCO Service Company, Inc. dated February 25, 2000 is filed herewith.

(i)         Legal Opinion of Morgan, Lewis & Bockius LLP is filed herewith.

(j) Consent of Deloitte & Touche LLP, Independent Accountants is filed herewith.

(k)         Not Applicable.

(l)         Not Applicable.

(m)         Not Applicable.

(n)         Not Applicable.

(o)         Not Applicable.

(p) Combined Code of Ethics for Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, PADCO Advisors, Inc. d/b/a Rydex Global Advisors, PADCO Advisors II, Inc. d/b/a Rydex Global Advisors, Rydex Distributors, Inc., PADCO Service Company, Inc. is incorporated herein by reference to exhibit (p) of the Post-Effective Amendment No. 3 to this Registration Statement, filed on April 5, 2000.

(q) Powers of Attorney for Albert P. Viragh, Jr., Carl G. Verboncoeur, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville, and Roger Somers are filed herewith.

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Not Applicable.

ITEM 25.    INDEMNIFICATION

The Registrant is organized as a Delaware business trust and is operated pursuant to a Declaration of Trust, dated as of June 11, 1998 (the "Declaration of Trust"), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. The Declaration of Trust of the Registrant provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:

       (a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties;

       (b) officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

       (c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

The Declaration of Trust of the Registrant provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

ADVISER
PADCO Advisors II, Inc., d/b/a Rydex Global Advisors, (the "Advisor") is the investment advisor for the Trust. The principal address of the Advisor is 6116 Executive Drive, Rockville, Maryland. The Advisor is an investment adviser registered under the Advisers Act.

The officers and directors of the Advisor, including information as to any other business profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two years, are as follows:

       Name                        Position
       ----                        --------
       Albert P. Viragh, Jr.       Chairman and President
       Albert P. Viragh, Jr.       Treasurer
       Amanda C. Viragh            Secretary
       Amanda C. Viragh            Assistant Treasurer

ITEM 27.    PRINCIPAL UNDERWRITERS

(a) Rydex Distributors, Inc. (formerly, PADCO Financial Services, Inc.) serves as the principal underwriter for shares of the Registrant, Advisor Class Shares and International Funds Shares of Rydex Series Funds, and shares of Rydex Dynamic Funds.

(b) The following information is furnished with respect to the directors and officers of Rydex Distributors, Inc.

NAME AND PRINCIPAL          POSITIONS AND OFFICES WITH              POSITIONS AND OFFICES
BUSINESS ADDRESS*           UNDERWRITER                             WITH REGISTRANT
------------------          --------------------------              ---------------------
Albert P. Viragh, Jr.       Chairman of the Board of Directors,     Chairman of the Board
                            President and Treasurer                 of Trustees and President

Amanda C. Viragh            Director                                None

Carl G. Verboncoeur         Vice President                          Vice President

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

All accounts, books, and records required to be maintained and preserved by
Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at 6116 Executive Boulevard, Rockville, Maryland 20852.

ITEM 29.    MANAGEMENT SERVICES

Not Applicable.

ITEM 30.    UNDERTAKINGS

Not Applicable.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement (File No. 811-08821) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland on this 17th day of April, 2000.

                                           Rydex Variable Trust

                                           By: /s/ Albert P. Viragh, Jr.
                                               ---------------------------
                                               Albert P. Viragh, Jr.,
                                               President


       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

Signature                              Title                                        Date
---------                              -----                                        ----
/s/Albert P. Viragh, Jr.               Chairman of the Board of Trustees,           April 17, 2000
-----------------------------          Principal Executive Officer, and
Albert P. Viragh, Jr.                  President

              *                        Member of the Board of Trustees              April 17, 2000
-----------------------------
Corey A. Colehour

              *                        Member of the Board of Trustees              April 17, 2000
-----------------------------
J. Kenneth Dalton

              *                        Member of the Board of Trustees              April 17, 2000
-----------------------------
John O. Demaret

              *                        Member of the Board of Trustees              April 17, 2000
-----------------------------
Roger Somers

              *                        Member of the Board of Trustees              April 17, 2000
-----------------------------
Patrick T. McCarville

/s/Carl G. Verboncoeur                 Vice President and Treasurer                 April 17, 2000
-----------------------------
Carl G. Verboncoeur

/s/ Albert P. Viragh, Jr.
---------------------------------------
Albert P. Viragh, Jr., Attorney in Fact
*Powers of Attorney previously filed

                                  EXHIBIT INDEX

(a)(1) Certificate of Trust of Rydex Variable Trust is incorporated by reference to Exhibit (a) of the Initial Registration Statement, filed on June 17, 1998.

(a)(2) Declaration of Trust of Rydex Variable Trust is incorporated by reference to Exhibit (a) of the Initial Registration Statement, filed on June 17, 1998.

(b) By-Laws are incorporated by reference to Exhibit (b) of the Initial Registration Statement, filed on June 17, 1998.

(c)      Not Applicable.

(d)(1) Investment Advisory Agreement between the Registrant and PADCO Advisors II, Inc. is incorporated herein by reference to Exhibit (d) of the Post-Effective Amendment No. 1 to this Registration Statement, filed on April 16, 1999.

(d)(2) Amendment to Investment Advisory Agreement between the Registrant and PADCO Advisors II, Inc. dated February 25, 2000 is filed herewith.


(e)(1) Distribution Agreement between the Registrant and PADCO Financial Services, Inc. is incorporated herein by reference to Exhibit (e)(1) of the Post-Effective Amendment No. 1 to this Registration Statement, filed on April 16, 1999.

(e)(2) Participation Agreement between the Registrant and PADCO Financial Services, Inc. is herein incorporated by reference to Pre-Effective Amendment No. 1 as filed on October 14, 1998.

(e)(3) Investor Service Agreement and Plan are incorporated herein by reference to Exhibit (e)(3) of the Post-Effective Amendment No. 1 to this Registration Statement, filed on April 16, 1999.

(e)(4) Amendments to Investor Services Agreement and Plan between Registrant and PADCO Service Company, Inc. Dated February 25, 2000 are filed herewith.

(f)      Not Applicable.

(g) Custodian Agreement between the Registrant and Star Bank, N.A. is herein incorporated by reference to Pre-Effective Amendment No. 1 as filed on October 14, 1998.

(h)(1) Service Agreement between the Registrant and PADCO Service Company, Inc. is incorporated herein by reference to Exhibit (h)(1) of the Post-Effective Amendment No. 1 to this Registration Statement, filed on April 16, 1999.

(h)(2) Accounting Services Agreement between the Registrant and PADCO Service Company, Inc. is incorporated herein by reference to Exhibit (h)(2) of the Post-Effective Amendment No. 1 to this Registration Statement, filed on April 16, 1999.

(h)(3) Amendment to Service Agreement between the Registrant and PADCO Service Company, Inc. dated February 25, 2000 is filed herewith.

(h)(4) Amendment to Accounting Services Agreement between the Registrant and PADCO Service Company, Inc. dated February 25, 2000 is filed herewith.

(i)      Legal Opinion of Morgan, Lewis & Bockius LLP is filed herewith.

(j) Consent of Deloitte & Touche LLP, Independent Accountants is filed herewith.

(k)      Not Applicable.

(l)      Not Applicable.

(m)      Not Applicable.

(n)      Not Applicable.

(o)      Not Applicable.

(p) Combined Code of Ethics for Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, PADCO Advisors, Inc. d/b/a Rydex Global Advisors, PADCO Advisors II, Inc. d/b/a Rydex Global Advisors, Rydex Distributors, Inc., PADCO Service Company, Inc. is incorporated herein by reference to exhibit (p) of the Post-Effective Amendment No. 3 to this Registration Statement, filed on April 5, 2000.

(q) Powers of Attorney for Albert P. Viragh, Jr., Carl G. Verboncoeur, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville, and Roger Somers are filed herewith.